                                                      OPPENHEIMER DISCOVERY FUND
                                               Supplement dated September 4, 2002 to the
                                                   Prospectus dated January 28, 2002

         At a shareholders'  meeting held August 12, 2002, the  shareholders of Oppenheimer  Discovery Fund approved changes to certain fundamental policies of the Fund. The section titled "About the Fund's  Investments--Other  Investment Strategies:  Investing in Small,
Unseasoned Companies" on page 10 is deleted and replaced with the following:

                Investing in Small,  Unseasoned Companies.  The Fund can invest in small,  unseasoned companies.  These are  companies  that have been in operation  less than three years,  including  the  operations  of any predecessors.  These securities may have limited liquidity, which means that the Fund might not be able to sell them quickly at an  acceptable  price.  Their prices may be very  volatile,  especially  in the short  term.  The Fund  currently  does not  intend to invest  more than 10% of its net assets in these securities.

September 4, 2002                                                                       PS0500.028
Oppenheimer Discovery Fund 6803 South Tucson Way, Englewood, Colorado 80112 1-800-525-7048

Statement of Additional Information dated January 28, 2002, as revised September 4, 2002

         This  Statement  of  Additional  Information  is  not a  Prospectus.  This  document  contains  additional information  about the Fund and  supplements  information  in the  Prospectus  dated January 28, 2002. It should be read  together  with the  Prospectus.  You can obtain the  Prospectus  by  writing  to the Fund's  Transfer  Agent,
OppenheimerFunds  Services,  at P.O. Box 5270,  Denver,  Colorado  80217,  or by calling the Transfer  Agent at the
toll-free   number  shown  above,   or  by  downloading   it  from  the   OppenheimerFunds   Internet   website  at
www.oppenheimerfunds.com.

Contents
                                                                                                          Page
About the Fund

About Your Account

Financial Information About the Fund

ABOUT THE FUND
--------------

Additional Information About the Fund's Investment Policies and Risks

         The investment  objective,  the principal investment policies and the main risks of the Fund are described in the  Prospectus.  This  Statement  of  Additional  Information  contains  supplemental  information  about those policies and risks and the types of securities  that the Fund's  investment  Manager,  OppenheimerFunds,  Inc., can select for the Fund.  Additional  information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies.

The  composition  of the Fund's  portfolio and the  techniques  and  strategies  that the Manager uses in selecting portfolio  securities  will vary over time.  The Fund is not required to use all of the  investment  techniques and strategies  described  below  in  seeking  its  goal.  It may use some of the  special  investment  techniques  and strategies at some times or not at all.

         |X| Cyclical  Opportunities.  The Fund might also seek to take  advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Manager  believes they have growth  potential.
For example,  when the economy is  expanding,  companies in the consumer  durables  and  technology  sectors  might benefit and offer long-term growth  opportunities.  Other cyclical industries include insurance,  for example.  The fund focuses on seeking growth over the long term, but could seek to take tactical  advantage of short-term  market movements or events affecting particular issuers or industries.

         |X|  Investments in Equity  Securities.  The Fund focuses its  investments  in equity  securities of small growth companies.  Equity securities include common stocks,  preferred stocks, rights and warrants,  and securities convertible  into common stock. The Fund's  investments will primarily  include stocks of companies having a market capitalization of up to $3 billion,  generally measured at the time of the Fund's investment.  However, the Fund is not required to sell securities it holds of an issuer if the issuer's capitalization exceeds $3 billion.

         The Fund can also invest a portion of its assets in securities of issuers  having a market  capitalization greater than $3 billion.  At times, in the Manager's  view, the market may favor or disfavor  securities of issuers of a particular  capitalization  range.  Therefore the Fund may change relative emphasis on its equity  investments in  securities of one or more  capitalization  ranges,  based upon the Manager's  judgment of where the best market opportunities are to seek the Fund's objective.

         Growth  companies  might be  providing  new  products  or  services  that could  enable  them to capture a dominant or  important  market  position.  They may have a special  area of  expertise  or the  capability  to take advantage of changes in demographic factors in a more profitable way than larger, more established companies.

         Growth  companies  tend to retain a large part of their  earnings for research,  development or investment in capital assets.  Therefore,  they do not tend to emphasize paying  dividends,  and may not pay any dividends for some time.  They are selected  for the Fund's  portfolio  because the Manager  believes the price of the stock will increase over the long term.

         Current income is not a criterion used to select portfolio  securities.  However,  certain debt securities may be selected for the Fund's  portfolio  for  defensive  purposes  (including  debt  securities  that the Manager believes may offer some opportunities for capital appreciation when stocks are disfavored).

         In general,  securities of small-cap  issuers may be subject to greater  price  volatility in general than securities of large-cap and mid-cap  companies.  Therefore,  to the degree that the Fund has investments in smaller capitalization  companies  at times of market  volatility,  the Fund's  share price may  fluctuate  more.  As noted
below, the Fund limits such investments in unseasoned small cap issuers.

                  |_|  Over-the-Counter  Securities.  Small-cap growth companies that are newer companies may offer greater  opportunities  for capital  appreciation than securities of large,  more established  companies.  However, securities of small-cap  companies also involve  greater risks than securities of larger  companies.  Securities of small  capitalization  issuers  may be  traded on  securities  exchanges  or in the  over-the-counter  market.  The over-the-counter  markets,  both in the U.S. and abroad,  may have less liquidity than securities  exchanges.  That lack of  liquidity  can affect the price the Fund is able to obtain  when it wants to sell a  security,  because if there are fewer  buyers and less  demand  for a  particular  security,  the Fund might not be able to sell it at an acceptable price or might have to reduce the price in writing to accept in order to dispose of the security.

         In the U.S., the principal  over-the-counter  market is the NASDAQ Stock Market,  Inc., which is regulated by the National  Association of Securities Dealers,  Inc. It consists of an electronic quotation system for certain securities,  and a  security  must have at least  two  market  makers to be  included  in  NASDAQ.  There are other over-the-counter  markets in the U.S., as well as those abroad,  as long as a dealer is willing to make a market in a particular security.

                  |_| Convertible  Securities.  While some convertible  securities are a form of debt security,  in many cases their conversion  feature (allowing  conversion into equity  securities) causes them to be regarded more as "equity  equivalents."  As a result,  the rating  assigned  to the  security  has less  impact on the  Manager's investment  decision with respect to convertible  securities than in the case of non-convertible  debt fixed-income securities.  To determine whether  convertible  securities should be regarded as "equity  equivalents," the Manager examines the following factors:
(1)      whether,  at the option of the investor,  the convertible  security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)      whether the issuer of the  convertible  securities  has restated its earnings per share of common stock on a fully diluted basis  (considering the effect of conversion of the convertible  securities), and
(3)      the extent to which the  convertible  security  may be a  defensive  "equity  substitute,"  providing  the ability to participate in any appreciation in the price of the issuer's common stock.

                  |_| Rights and  Warrants.  The Fund can invest in  warrants  or rights,  including  warrants  and rights the Fund has  acquired as part of units of  securities  or that are  attached to other  securities  that the
Fund buys.  Warrants  basically are options to purchase  equity  securities at specific prices valid for a specific period of time.  Their prices do not necessarily move parallel to the prices of the underlying  securities.  Rights are similar to warrants,  but normally  have a short  duration  and are  distributed  directly by the issuer to its shareholders.  Rights and warrants have no voting  rights,  receive no dividends and have no rights with respect to the assets of the issuer.

         |X|  Foreign  Securities.  The Fund may  purchase  equity  securities  issued  or  guaranteed  by  foreign companies  or debt  securities  issued  by  foreign  governments.  "Foreign  securities"  include  equity  and debt securities of companies  organized under the laws of countries other than the United States.  They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

         Securities of foreign issuers that are represented by American  Depository  Receipts or that are listed on a U.S. securities exchange or traded in the U.S.  over-the-counter  markets are not considered "foreign securities"
for the purpose of the Fund's investment  allocations.  That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

         Investing  in foreign  securities  offers  potential  benefits  not  available  from  investing  solely in securities of domestic  issuers.  They include the  opportunity  to invest in foreign  issuers that appear to offer growth  potential,  or in foreign  countries with economic  policies or business cycles different from those of the
U.S., or to reduce  fluctuations in portfolio  value by taking  advantage of foreign stock markets that do not move in a manner parallel to U.S.  markets.  The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

         |_| Risks of Foreign  Investing.  Investments in foreign  securities may offer special  opportunities  for investing but also present special additional risks and  considerations  not typically  associated with investments in domestic securities. Some of these additional risks are:
o        reduction of income by foreign taxes;
o        fluctuation  in value of  foreign  investments  due to  changes  in  currency  rates or  currency  control regulations (for example, currency blockage);
o        transaction charges for currency exchange;
o        lack of public information about foreign issuers;
o        lack of uniform accounting,  auditing and financial  reporting  standards in foreign countries  comparable to those applicable to domestic issuers;
o        less volume on foreign exchanges than on U.S. exchanges;
o        greater volatility and less liquidity on foreign markets than in the U.S.;
o        less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o        greater difficulties in commencing lawsuits;
o        higher brokerage commission rates than in the U.S.;
o        increased risks of delays in settlement of portfolio  transactions  or loss of certificates  for portfolio securities;
o        possibilities in some countries of expropriation,  confiscatory taxation,  political,  financial or social instability or adverse diplomatic developments; and
o        unfavorable differences between the U.S. economy and foreign economies.

         In the past, U.S.  government  policies have discouraged  certain  investments  abroad by U.S.  investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

         |_| Special  Risks of Emerging  Markets.  Emerging and  developing  markets  abroad may also offer special opportunities  for growth investing but have greater risks than more developed  foreign  markets,  such as those in
Europe,  Canada,  Australia,  New Zealand and Japan. There may be even less liquidity in their securities  markets, and  settlements  of purchases and sales of securities  may be subject to  additional  delays.  They are subject to greater risks of limitations on the  repatriation  of income and profits because of currency  restrictions  imposed by local  governments.  Those  countries  may  also be  subject  to the  risk of  greater  political  and  economic instability, which can greatly affect the volatility of prices of securities in those countries.

         |X| Portfolio  Turnover.  "Portfolio  turnover"  describes the rate at which the Fund traded its portfolio securities  during its last fiscal year.  For example,  if a fund sold all of its  securities  during the year, its portfolio  turnover rate would have been 100%. The Fund's portfolio  turnover rate will fluctuate from year to year and the Fund may have a portfolio turnover rate of more than 100% annually.

         Increased  portfolio  turnover  creates higher  brokerage and  transaction  costs for the Fund,  which may reduce its overall  performance.  Additionally,  the realization of capital gains from selling portfolio securities may result in  distributions  of taxable  long-term  capital  gains to  shareholders,  since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other  Investment  Techniques  and  Strategies.  In seeking its  objective,  the Fund from time to time can use the types of investment  strategies and investments  described below. It is not required to use all of these strategies at all times and at times may not use them.

         |X| Investing in Small,  Unseasoned  Companies.  The Fund can invest in  securities  of small,  unseasoned companies.  These are  companies  that have been in operation for less than three years,  including the  operations of any  predecessors.  Securities of these  companies are subject to greater  volatility in their prices.  They may have a limited  trading  market,  which may adversely  affect the Fund's  ability to dispose of them and can reduce the price the Fund  might be able to  obtain  for them.  Other  investors  that own a  security  issued by a small, unseasoned  issuer for which there is limited  liquidity  might trade the security  when the Fund is  attempting to dispose of its  holdings  of that  security.  In that case the Fund might  receive a lower  price for its  holdings than might  otherwise  be  obtained.  The Fund  currently  intends to invest not more than 10% of its net assets in those  securities.  The Manager might increase that limit, for example,  if it believes that these securities offer better capital  appreciation  possibilities  than those of more  established  small-cap  companies.  These are more speculative securities and can increase the Fund's overall portfolio risks.

         |X| Repurchase Agreements.  The Fund can acquire securities subject to repurchase agreements.  It might do so for  liquidity  purposes to meet  anticipated  redemptions  of Fund  shares,  or pending the  investment  of the proceeds  from sales of Fund  shares,  or pending the  settlement  of  portfolio  securities  transactions,  or for temporary defensive purposes, as described below.

         In a  repurchase  transaction,  the Fund  buys a  security  from,  and  simultaneously  resells  it to, an approved  vendor for delivery on an  agreed-upon  future date.  The resale price  exceeds the purchase  price by an amount that reflects an agreed-upon  interest rate  effective for the period during which the repurchase  agreement is in effect.  Approved vendors include U.S.  commercial  banks,  U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government  securities.  They must meet credit  requirements set by the Fund's Board of Trustees from time to time.

         The majority of these  transactions  run from day to day, and  delivery  pursuant to the resale  typically occurs  within one to five days of the  purchase.  Repurchase  agreements  having a maturity  beyond seven days are subject to the Fund's  limits on holding  illiquid  investments.  There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

         Repurchase  agreements,  considered  "loans" under the Investment  Company Act, are  collateralized by the underlying security.  The Fund's repurchase  agreements require that at all times while the repurchase agreement is in effect,  the value of the  collateral  must  equal or exceed the  repurchase  price to fully  collateralize  the repayment  obligation.  However,  if the vendor fails to pay the resale price on the  delivery  date,  the Fund may incur costs in disposing of the  collateral  and may  experience  losses if there is any delay in its ability to do
so. The Manager  will impose  creditworthiness  requirements  to confirm that the vendor is  financially  sound and will continuously  monitor the collateral's  value. They must meet credit requirements set by the Manager from time to time.

         |X| Illiquid and  Restricted  Securities.  Under the policies  and  procedures  established  by the Fund's
Board of Trustees,  the Manager determines the liquidity of certain of the Fund's  investments.  To enable the Fund to sell its holdings of a restricted  security not  registered  under the Securities Act of 1933, the Fund may have to cause those  securities to be registered.  The expenses of registering  restricted  securities may be negotiated by the Fund with the  issuer  at the time the Fund buys the  securities.  When the Fund must  arrange  registration because the Fund wishes to sell the security,  a  considerable  period may elapse  between the time the decision is made to sell the security and the time the  security is  registered  so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

         The Fund can also  acquire  restricted  securities  through  private  placements.  Those  securities  have contractual  restrictions on their public resale.  Those  restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

         The Fund has limitations  that apply to purchases of restricted  securities,  as stated in the Prospectus.
Those  percentage  restrictions  are not fundamental  policies and do not limit purchases of restricted  securities that are eligible for sale to qualified  institutional  purchasers  under Rule 144A of the  Securities Act of 1933, if those  securities  have been  determined  to be liquid by the Manager  under  Board-approved  guidelines.  Those guidelines  take into account the trading  activity for such securities and the  availability  of reliable  pricing information,  among other factors.  If there is a lack of trading interest in a particular Rule 144A security,  the
Fund's  holdings of that  security  may be  considered  to be  illiquid.  Illiquid  securities  include  repurchase agreements  maturing in more than seven days and participation  interests that do not have puts exercisable  within seven days.

         |X| Loans of Portfolio Securities.  To raise cash for liquidity purposes,  the Fund can lend its portfolio securities  to  brokers,  dealers  and other  types of  financial  institutions  approved  by the  Fund's  Board of
Trustees.  The Fund  currently  does not  intend to engage in loans of  securities  in the coming  year,  but if it does so, such loans will not likely exceed 5% of the Fund's total assets.

         There  are some  risks in  connection  with  securities  lending.  The Fund  might  experience  a delay in receiving  additional  collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults.  The Fund must receive collateral for a loan. Under current  applicable  regulatory  requirements  (which are  subject to  change),  on each  business  day the loan  collateral  must be at least  equal to the value of the loaned  securities.  It must consist of cash,  bank letters of credit,  securities  of the U.S.  government  or its agencies  or  instrumentalities,  or other  cash  equivalents  in which  the Fund is  permitted  to  invest.  To be acceptable  as  collateral,  letters of credit  must  obligate a bank to pay  amounts  demanded  by the Fund if the demand  meets the  terms of the  letter.  The terms of the  letter  of  credit  and the  issuing  bank both must be satisfactory to the Fund.

         When it lends  securities,  the Fund  receives  amounts  equal to the  dividends  or  interest  on  loaned securities.  It also  receives  one or more of (a)  negotiated  loan  fees,  (b)  interest  on  securities  used as collateral,  and (c) interest on any short-term debt securities  purchased with such loan  collateral.  Either type of  interest  may be  shared  with  the  borrower.  The  Fund  may also  pay  reasonable  finder's,  custodian  and administrative  fees in  connection  with these  loans.  The terms of the Fund's loans must meet  applicable  tests under the Internal  Revenue Code and must permit the Fund to reacquire  loaned  securities  on five days' notice or in time to vote on any important matter.

         |X| Borrowing  for  Leverage.  The Fund may not borrow  money,  except to the extent  permitted  under the
1940 Act, the rules or  regulations  thereunder or any exemption  therefrom that is applicable to the Fund, as such statute,  rules or regulations may be amended or interpreted from time to time.  Borrowing for investment  purposes is a speculative technique known as "leverage."  Currently,  under the 1940 Act, borrowings can be made only to the extent that the value of the Fund's  total  assets,  less its  liabilities  other than  borrowings,  is equal to at least 300% of all borrowings  (including the proposed  borrowing).  If the value of the Fund's assets fails to meet this 300% asset  coverage  requirement,  the Fund will reduce its debt within three days to meet this  requirement.
To do so, the Fund might have to sell a portion of its investments at a disadvantageous price.

         The Fund will pay interest on these loans,  and that interest  expense will raise the overall  expenses of the Fund and reduce its returns.  If it does borrow,  its expenses  will be greater than  comparable  funds that do not borrow for  leverage.  Additionally,  the Fund's net asset  value per share might  fluctuate  more than that of funds that do not borrow.  Currently,  the Fund does not contemplate  using this  technique,  but if it does so, it will not likely be to a substantial degree.

         |X| Derivatives.  The Fund can invest in a variety of derivative  investments to seek income for liquidity needs or for hedging purposes.  Some derivative  investments the Fund can use are the hedging instruments described below in this  Statement  of  Additional  Information.  However,  the Fund  does  not use,  and does not  currently contemplate using, derivatives or hedging instruments to a significant degree.

         Some of the derivative  investments  the Fund can use include "debt  exchangeable  for common stock" of an issuer or  "equity-linked  debt  securities" of an issuer.  At maturity,  the debt security is exchanged for common stock of the issuer or it is payable in an amount  based on the price of the  issuer's  common stock at the time of maturity.  Both  alternatives  present a risk that the amount  payable at maturity  will be less than the principal amount of the debt because the price of the issuer's common stock may not be as high as the Manager expected.

         |X| Hedging.  Although the Fund does not  anticipate  the extensive use of hedging  instruments,  the Fund can use hedging  instruments.  To attempt to protect against declines in the market value of the Fund's  portfolio, to permit the Fund to retain unrealized gains in the value of portfolio  securities which have  appreciated,  or to facilitate selling securities for investment reasons, the Fund could:
         |_|  sell futures contracts,
         |_|  buy puts on such futures or on securities, or
         |_|  write covered  calls on securities or futures.  Covered calls may also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

         The Fund can use hedging to establish a position in the  securities  market as a temporary  substitute for purchasing  particular  securities.  In that case the Fund would  normally seek to purchase the securities and then terminate  that  hedging  position.  The Fund might also use this type of hedge to attempt to protect  against  the possibility that its portfolio  securities  would not be fully included in a rise in value of the market.  To do so the Fund could:
         |_| buy futures, or
         |_| buy calls on such futures or on securities.

         The Fund's  strategy  of hedging  with  futures and options on futures  will be  incidental  to the Fund's activities  in the  underlying  cash market.  The  particular  hedging  instruments  the Fund can use are described below.  The Fund may employ new hedging  instruments  and strategies when they are developed,  if those  investment methods are consistent  with the Fund's  investment  objective and are  permissible  under  applicable  regulations governing the Fund.

         |_| Futures.  The Fund can buy and sell futures contracts that relate to (1)  broadly-based  stock indices
(these are referred to as "stock index futures"),  (2) other  broadly-based  securities indices (these are referred to as "financial  futures"),  (3) debt securities  (these are referred to as "interest rate futures"),  (4) foreign currencies  (these  are  referred  to as  "forward  contracts"),  and (5)  commodities  (these are  referred  to as
"commodity futures").

         A broadly-based  stock index is used as the basis for trading stock index futures.  They may in some cases be based on stocks of issuers in a  particular  industry or group of  industries.  A stock index  assigns  relative values to the common stocks  included in the index and its value  fluctuates in response to the changes in value of the  underlying  stocks.  A stock  index  cannot be  purchased  or sold  directly.  Financial  futures  are similar contracts based on the future value of the basket of securities that comprise the index.  These contracts  obligate the seller to deliver,  and the  purchaser to take,  cash to settle the futures  transaction.  There is no delivery made of the underlying  securities to settle the futures  obligation.  Either party may also settle the transaction by entering into an offsetting contract.

         An interest  rate future  obligates  the seller to deliver (and the purchaser to take) cash or a specified type of debt  security  to settle the  futures  transaction.  Either  party  could  also  enter into an  offsetting contract to close out the position.

         The Fund can invest a portion of its assets in  commodity  futures  contracts.  Commodity  futures  may be based upon  commodities  within five main commodity  groups:  (1) energy,  which  includes crude oil,  natural gas, gasoline and heating oil; (2) livestock,  which includes  cattle and hogs; (3)  agriculture,  which includes wheat, corn, soybeans,  cotton,  coffee,  sugar and cocoa; (4) industrial metals,  which includes aluminum,  copper, lead, nickel,  tin and zinc; and (5) precious  metals,  which includes gold,  platinum and silver.  The Fund may purchase and sell commodity  futures  contracts,  options on futures  contracts and options and futures on commodity indices with respect to these five main  commodity  groups and the  individual  commodities  within each group,  as well as other types of commodities.

         No payment is paid or  received  by the Fund on the  purchase or sale of a future.  Upon  entering  into a futures  transaction,  the Fund will be required to deposit an initial margin  payment with the futures  commission merchant (the "futures  broker").  Initial margin  payments will be deposited with the Fund's  custodian bank in an account registered in the futures broker's name.  However,  the futures broker can gain access to that account only under specified  conditions.  As the future is marked to market (that is, its value on the Fund's books is changed)
to reflect changes in its market value,  subsequent margin payments,  called variation  margin,  will be paid to or by the futures broker daily.

         At any time prior to expiration  of the future,  the Fund may elect to close out its position by taking an opposite  position,  at which time a final  determination  of variation margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then  realized by the Fund for tax purposes.
All futures  transactions  (except  forward  contracts) are effected  through a  clearinghouse  associated with the exchange on which the contracts are traded.

         |_| Put and Call  Options.  The  Fund can buy and sell  certain  kinds of put  options  ("puts")  and call options  ("calls"),  as explained  below. The Fund can write (that is, sell) puts. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put options.

                  |_|  Writing  Covered  Call  Options.  The  Fund can  write  (that  is,  sell)  covered  calls on securities,  indices or  futures.  A call is covered  if the Fund owns the  security  subject to the call while the call is  outstanding,  or, for certain  types of calls,  the call may be covered by  segregating  liquid  assets to enable the Fund to satisfy its  obligation  if the call is  exercised.  Up to 25% of the Funds total  assets may be subject to calls the Fund writes.

         When the Fund  writes a call on a  security,  it receives  cash (a  premium).  The Fund agrees to sell the underlying  security to a purchaser of a corresponding  call on the same security during the call period at a fixed exercise  price  regardless  of market price  changes  during the call period.  The call period is usually not more than nine months.  The exercise  price may differ from the market price of the  underlying  security.  The Fund has the risk of loss that the price of the  underlying  security may decline  during the call period.  That risk may be offset to some extent by the  premium the Fund  receives.  If the value of the  investment  does not rise above the call price,  it is likely that the call will lapse  without being  exercised.  In that case the Fund would keep the cash premium and the investment.

         When  the  Fund  writes  a call on an  index,  it  receives  cash (a  premium).  If the  buyer of the call exercises  it, the Fund will pay an amount of cash equal to the  difference  between the closing  price of the call and the exercise  price,  multiplied by a specified  multiple that  determines the total value of the call for each point of difference.  If the value of the underlying  investment  does not rise above the call price,  it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.

         The Fund's custodian,  or a securities depository acting for the custodian,  will act as the Fund's escrow agent,  through the facilities of the Options  Clearing  Corporation  ("OCC"),  as to the  investments on which the
Fund has written  calls traded on exchanges or as to other  acceptable  escrow  securities.  In that way, no margin will be required for such  transactions.  OCC will release the  securities on the  expiration of the option or when the Fund enters into a closing transaction.

         To terminate its  obligation  on a call it has written,  the Fund may purchase a  corresponding  call in a
"closing purchase  transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option  transaction  costs and the  premium  received on the call the Fund wrote is more or less than the price of the call the Fund  purchases to close out the  transaction.  The Fund may realize a profit if the call expires  unexercised,  because the Fund will retain the  underlying  security  and the premium it received  when it wrote the call. Any such profits are considered  short-term  capital gains for federal income tax purposes,  as are the  premiums on lapsed  calls.  When  distributed  by the Fund they are taxable as  ordinary  income.  If the Fund cannot  effect a  closing  purchase  transaction  due to the lack of a market,  it will  have to hold the  callable securities until the call expires or is exercised.

         The Fund may also write calls on a futures  contract  without  owning the futures  contract or  securities deliverable  under  the  contract.  To do so,  at the time the call is  written,  the Fund  must  cover the call by segregating an equivalent dollar amount of liquid assets.  The Fund will segregate  additional liquid assets if the value of the  segregated  assets drops below 100% of the current value of the future.  Because of this  segregation requirement,  in no  circumstances  would the Fund's  receipt of an exercise  notice as to that future  require the
Fund to deliver a futures contract.  It would simply put the Fund in a short futures  position,  which is permitted by the Fund's hedging policies.

         |_| Writing Put Options.  The Fund may sell put options.  A put option on  securities  gives the purchaser the right to sell,  and the writer the  obligation to buy, the  underlying  investment at the exercise price during the option  period.  The Fund will not write puts if, as a result,  more than 50% of the Fund's net assets would be required to be identified on the Fund's books to cover such put options.

         If the Fund writes a put, the put must be covered by liquid assets  identified  on the Fund's  books.  The premium  the Fund  receives  from  writing  a put  represents  a  profit,  as long as the  price of the  underlying investment  remains equal to or above the exercise price of the put. However,  the Fund also assumes the obligation during the option period to buy the underlying  investment  from the buyer of the put at the exercise  price,  even if the value of the investment  falls below the exercise price. If a put the Fund has written expires  unexercised, the  Fund  realizes  a gain in the  amount  of the  premium  less the  transaction  costs  incurred.  If the put is exercised,  the Fund must fulfill its obligation to purchase the underlying  investment at the exercise price. That price will  usually  exceed the market value of the  investment  at that time.  In that case,  the Fund may incur a loss if it  sells  the  underlying  investment.  That  loss  will be  equal  to the sum of the  sale  price  of the underlying  investment and the premium  received minus the sum of the exercise price and any transaction  costs the
Fund incurred.

         When writing a put option on a security,  to secure its obligation to pay for the underlying  security the
Fund will  deposit  in escrow  liquid  assets  with a value  equal to or  greater  than the  exercise  price of the underlying  securities.  The Fund therefore  forgoes the opportunity of investing the identified  assets or writing calls against those assets.

         As long as the Fund's  obligation as the put writer  continues,  it may be assigned an exercise  notice by the  broker-dealer  through  which the put was sold.  That  notice will  require  the Fund to take  delivery of the underlying  security and pay the exercise  price.  The Fund has no control over when it may be required to purchase the underlying  security,  since it may be assigned an exercise  notice at any time prior to the termination of its obligation as the writer of the put. That  obligation  terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice,  the Fund effects a closing purchase  transaction by purchasing a put of the same  series as it sold.  Once the Fund has been  assigned  an  exercise  notice,  it  cannot  effect a closing purchase transaction.

         The Fund may decide to effect a closing  purchase  transaction to realize a profit on an  outstanding  put option it has  written  or to  prevent  the  underlying  security  from being  put.  Effecting  a closing  purchase transaction  will also permit the Fund to write  another put option on the  security,  or to sell the  security and use the  proceeds  from the sale for  other  investments.  The Fund  will  realize  a profit or loss from a closing purchase  transaction  depending on whether the cost of the  transaction is less or more than the premium  received from writing the put option.  Any profits from writing puts are  considered  short-term  capital  gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

         |_| Purchasing  Calls and Puts. The Fund can purchase calls to protect  against the  possibility  that the
Fund's  portfolio will not participate in an anticipated rise in the securities  market.  When the Fund buys a call
(other  than in a  closing  purchase  transaction),  it pays a  premium.  The Fund  then  has the  right to buy the underlying  investment  from a seller of a corresponding  call on the same  investment  during the call period at a fixed exercise  price.  The Fund benefits only if it sells the call at a profit or if, during the call period,  the market price of the  underlying  investment is above the sum of the call price plus the  transaction  costs and the premium  paid for the call and the Fund  exercises  the  call.  If the Fund does not  exercise  the call or sell it
(whether or not at a profit),  the call will become  worthless at its  expiration  date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

         The Fund can buy calls on securities,  or indices,  or on futures permitted by the Fund's other investment policies.  The Fund can buy and sell futures  contracts  that relate to (1) stock indices (these are referred to as
"stock  index  futures"),  (2)  securities  indices  (these  are  referred  to as  "financial  futures"),  (3) debt securities  (these are referred to as "interest rate futures"),  (4) foreign  currencies  (these are referred to as
"forward contracts"), and (5) commodities (these are referred to as "commodity futures").

         The Fund can buy puts on  securities,  on indices or on futures  that are  permitted  by the Fund's  other investment  policies.  When the Fund purchases a put, it pays a premium and, except as to puts on indices,  has the right to sell the underlying  investment to a seller of a put on a corresponding  investment  during the put period at a fixed  exercise  price.  Buying a put on  securities  or futures the Fund owns  enables the Fund to attempt to protect  itself  during  the put  period  against a decline  in the value of the  underlying  investment  below the exercise price by selling the underlying  investment at the exercise price to a seller of a  corresponding  put. If the market price of the  underlying  investment is equal to or above the exercise  price and, as a result,  the put is not exercised or resold,  the put will become  worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the  underlying  investment.  However,  the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

         When the Fund  purchases  a call or put on an index or future,  it pays a premium,  but  settlement  is in cash rather  than by delivery of the  underlying  investment  to the Fund.  Gain or loss  depends on changes in the index in question (and thus on price movements in the securities  market  generally) rather than on price movements in individual securities or futures contracts.

         The Fund can buy a put or call only if after the  purchase,  the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

         |_| Risks of Hedging with Options and Futures.  The use of hedging  instruments  requires  special  skills and knowledge of investment  techniques that are different than what is required for normal  portfolio  management.
If the  Manager  uses a hedging  instrument  at the wrong time or judges  market  conditions  incorrectly,  hedging strategies may reduce the Fund's  return.  The Fund could also  experience  losses if the prices of its futures and options positions were not correlated with its other investments.

         The Fund's option  activities  could affect its portfolio  turnover  rate and brokerage  commissions.  The exercise of calls written by the Fund might cause the Fund to sell related  portfolio  securities,  thus increasing its turnover  rate. The exercise by the Fund of puts on securities  will cause the sale of underlying  investments, increasing  portfolio  turnover.  Although  the  decision  whether to  exercise a put it holds is within the Fund's control,  holding a put might cause the Fund to sell the related  investments  for reasons  that would not exist in the absence of the put.

         The Fund  could  pay a  brokerage  commission  each time it buys a call or put,  sells a call,  or buys or sells an  underlying  investment  in  connection  with the exercise of a call or put.  Those  commissions  could be higher on a relative  basis than the  commissions  for direct  purchases  or sales of the  underlying  investments.
Premiums paid for options are small in relation to the market value of the  underlying  investments.  Consequently, put and call options  offer large amounts of leverage.  The leverage  offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered  call  written by the Fund is exercised on an  investment  that has  increased in value,  the
Fund will be required to sell the  investment  at the call price.  It will not be able to realize any profit if the investment has increased in value above the call price.

         An option position may be closed out only on a market that provides  secondary  trading for options of the same series,  and there is no assurance that a liquid  secondary market will exist for any particular  option.  The
Fund might  experience  losses if it could not close out a position because of an illiquid market for the future or option.

         There is a risk in using short hedging by selling futures or purchasing puts on  broadly-based  indices or futures to attempt to protect against  declines in the value of the Fund's portfolio  securities.  The risk is that the prices of the futures or the applicable  index will correlate  imperfectly with the behavior of the cash prices of the Fund's securities.  For example,  it is possible that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in the Fund's  portfolio might decline.  If that occurred,  the Fund would lose money on the hedging  instruments  and also experience a decline in the value of its portfolio  securities.  However,  while this could occur for a very brief  period or to a very small  degree,  over time the value of a  diversified  portfolio of  securities  will tend to move in the same  direction as the indices upon which the hedging instruments are based.

         The risk of imperfect  correlation  increases as the composition of the Fund's portfolio diverges from the securities  included in the  applicable  index.  To compensate  for the imperfect  correlation  of movements in the price of the  portfolio  securities  being hedged and movements in the price of the hedging  instruments,  the Fund might use hedging  instruments  in a greater  dollar  amount than the dollar amount of portfolio  securities  being hedged.  It might do so if the  historical  volatility  of the prices of the portfolio  securities  being hedged is more than the historical volatility of the applicable index.

         The ordinary  spreads between prices in the cash and futures  markets are subject to  distortions,  due to differences in the nature of those markets.  First,  all  participants  in the futures market are subject to margin deposit and maintenance  requirements.  Rather than meeting additional margin deposit  requirements,  investors may close futures contracts through  offsetting  transactions which could distort the normal  relationship  between the cash and futures  markets.  Second,  the  liquidity of the futures  market  depends on  participants  entering into offsetting  transactions  rather than making or taking delivery.  To the extent participants decide to make or take delivery,  liquidity in the futures market could be reduced,  thus producing  distortion.  Third, from the point of view of speculators,  the deposit  requirements in the futures market are less onerous than margin  requirements in the  securities  markets.  Therefore,  increased  participation  by  speculators  in the  futures  market may cause temporary price distortions.

         The Fund can use hedging  instruments  to  establish a position in the  securities  markets as a temporary substitute  for the  purchase of  individual  securities  (long  hedging) by buying  futures  and/or  calls on such futures,  broadly-based  indices or on  securities.  It is  possible  that when the Fund does so the  market  might decline.  If the Fund then concludes not to invest in securities  because of concerns that the market might decline further or for other  reasons,  the Fund will  realize a loss on the  hedging  instruments  that is not offset by a reduction in the price of the securities purchased.

         |_| Forward  Contracts.  Forward contracts are foreign currency exchange  contracts.  They are used to buy or sell foreign  currency for future  delivery at a fixed  price.  The Fund uses them to "lock in" the U.S.  dollar price of a security  denominated  in a foreign  currency  that the Fund has bought or sold,  or to protect  against possible  losses from changes in the relative  values of the U.S.  dollar and a foreign  currency.  The Fund limits its exposure in foreign currency  exchange  contracts in a particular  foreign currency to the amount of its assets denominated in that currency or a  closely-correlated  currency.  The Fund may also use  "cross-hedging"  where the
Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

         Under a forward  contract,  one party  agrees to  purchase,  and another  party agrees to sell, a specific currency at a future date.  That date may be any fixed number of days from the date of the contract  agreed upon by the parties.  The transaction  price is set at the time the contract is entered into. These contracts are traded in the inter-bank  market  conducted  directly  among currency  traders  (usually  large  commercial  banks) and their customers.

         The Fund may use forward  contracts to protect against  uncertainty in the level of future exchange rates.
The use of  forward  contracts  does not  eliminate  the  risk of  fluctuations  in the  prices  of the  underlying securities  the Fund owns or intends to acquire,  but it does fix a rate of exchange in advance.  Although  forward contracts  may reduce the risk of loss from a decline  in the value of the hedged  currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

         When the Fund  enters into a contract  for the  purchase  or sale of a security  denominated  in a foreign currency,  or when it  anticipates  receiving  dividend  payments in a foreign  currency,  the Fund might desire to
"lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend  payments.  To do so, the Fund could enter into a forward  contract for the purchase or sale of the amount of foreign  currency  involved in the underlying  transaction,  in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a  "transaction  hedge." The  transaction  hedge will protect the Fund against a loss from an adverse change in the currency  exchange  rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

         The Fund could also use forward  contracts to lock in the U.S. dollar value of portfolio  positions.  This is called a "position  hedge." When the Fund believes  that foreign  currency  might suffer a  substantial  decline against  the U.S.  dollar,  it could  enter  into a forward  contract  to sell an amount of that  foreign  currency approximating  the value of some or all of the Fund's portfolio  securities  denominated in that foreign  currency.
When the Fund  believes that the U.S.  dollar might suffer a substantial  decline  against a foreign  currency,  it could enter into a forward  contract to buy that foreign  currency for a fixed dollar  amount.  Alternatively,  the
Fund could enter into a forward  contract to sell a different  foreign  currency for a fixed U.S.  dollar amount if the Fund believes that the U.S.  dollar value of the foreign  currency to be sold pursuant to its forward  contract will fall whenever  there is a decline in the U.S.  dollar value of the currency in which  portfolio  securities of the Fund are denominated. That is referred to as a "cross hedge."

         The Fund will cover its short  positions  in these  cases by  identifying  to its  custodian  bank  assets having a value equal to the aggregate amount of the Fund's  commitment under forward  contracts.  The Fund will not enter into forward  contracts or maintain a net exposure to such  contracts if the  consummation  of the  contracts would  obligate  the Fund to deliver an amount of foreign  currency in excess of the value of the Fund's  portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

         However,  to avoid excess  transactions  and  transaction  costs,  the Fund may maintain a net exposure to forward  contracts  in excess of the value of the  Fund's  portfolio  securities  or other  assets  denominated  in foreign  currencies if the excess amount is "covered" by liquid securities  denominated in any currency.  The cover must be at least  equal at all times to the amount of that  excess.  As one  alternative,  the Fund may  purchase a call  option  permitting  the Fund to  purchase  the  amount of foreign  currency  being  hedged by a forward  sale contract at a price no higher than the forward  contract  price.  As another  alternative,  the Fund may purchase a put option  permitting the Fund to sell the amount of foreign currency subject to a forward purchase  contract at a price as high or higher than the forward contact price.

         The precise  matching of the amounts under  forward  contracts  and the value of the  securities  involved generally  will not be possible  because the future value of  securities  denominated  in foreign  currencies  will change as a consequence of market  movements  between the date the forward contract is entered into and the date it is sold.  In some cases the Manager  might decide to sell the security and deliver  foreign  currency to settle the original purchase  obligation.  If the market value of the security is less than the amount of foreign currency the
Fund is obligated to deliver,  the Fund might have to purchase  additional foreign currency on the "spot" (that is, cash)  market to settle the security  trade.  If the market  value of the  security  instead  exceeds the amount of foreign  currency  the Fund is  obligated  to deliver to settle the trade,  the Fund might have to sell on the spot market some of the foreign currency  received upon the sale of the security.  There will be additional  transaction costs on the spot market in those cases.

         The  projection  of  short-term  currency  market  movements is extremely  difficult,  and the  successful execution  of a  short-term  hedging  strategy  is  highly  uncertain.  Forward  contracts  involve  the risk  that anticipated  currency  movements  will not be  accurately  predicted,  causing the Fund to sustain  losses on these contracts and to pay additional  transactions  costs. The use of forward  contracts in this manner might reduce the
Fund's  performance if there are unanticipated  changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

         At or before the  maturity of a forward  contract  requiring  the Fund to sell a currency,  the Fund might sell a portfolio  security and use the sale proceeds to make delivery of the currency.  In the alternative the Fund might retain the  security and offset its  contractual  obligation  to deliver the currency by  purchasing a second contract.  Under that  contract the Fund will obtain,  on the same maturity  date,  the same amount of the currency that it is obligated to deliver.  Similarly,  the Fund might close out a forward contract  requiring it to purchase a specified  currency by entering into a second contract  entitling it to sell the same amount of the same currency on the maturity  date of the first  contract.  The Fund would  realize a gain or loss as a result of entering  into such an  offsetting  forward  contract  under  either  circumstance.  The gain or loss will depend on the extent to which the exchange rate or rates between the  currencies  involved  moved between the execution  dates of the first contract and offsetting contract.

         The costs to the Fund of  engaging  in  forward  contracts  varies  with  factors  such as the  currencies involved,  the length of the contract period and the market  conditions then prevailing.  Because forward contracts are usually  entered into on a principal  basis,  no brokerage  fees or  commissions  are  involved.  Because these contracts  are not  traded  on an  exchange,  the  Fund  must  evaluate  the  credit  and  performance  risk of the counterparty under each forward contract.

         Although  the Fund  values its assets  daily in terms of U.S.  dollars,  it does not intend to convert its holdings of foreign  currencies  into U.S.  dollars on a daily basis.  The Fund may convert  foreign  currency from time to time, and will incur costs in doing so. Foreign  exchange  dealers do not charge a fee for conversion,  but they do seek to realize a profit  based on the  difference  between  the prices at which they buy and sell  various currencies.  Thus,  a dealer  might  offer to sell a foreign  currency  to the Fund at one rate,  while  offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

         |_|  Regulatory  Aspects of Hedging  Instruments.  When using futures and options on futures,  the Fund is required to operate within certain  guidelines and  restrictions  with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC").  In particular,  the Fund is exempted from registration with the CFTC as a "commodity  pool  operator" if the Fund  complies with the  requirements  of Rule 4.5 adopted by the CFTC.  The Rule does not limit the  percentage  of the Fund's  assets that may be used for  futures  margin and related  options  premiums  for a bona fide  hedging  position.  However,  under the Rule,  the Fund must limit its aggregate  initial  futures  margin and related  options  premiums to not more than 5% of the Fund's net assets for hedging  strategies  that are not considered bona fide hedging  strategies  under the Rule. The Fund limits the sum of all margin  deposits on futures and premiums  paid on related  options to 5% of the Fund's total  assets.  Under the Rule,  the Fund must also use short  futures  and  options on futures  solely  for bona fide  hedging  purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

         Transactions in options by the Fund are subject to limitations  established by the option  exchanges.  The exchanges  limit the  maximum  number of  options  that may be  written  or held by a single  investor  or group of investors  acting in concert.  Those  limits apply  regardless  of whether the options were written or purchased on the same or different  exchanges or are held in one or more accounts or through one or more different  exchanges or through  one or more  brokers.  Thus,  the number of  options  that the Fund may write or hold may be  affected  by options written or held by other  entities,  including other  investment  companies  having the same advisor as the
Fund (or an advisor that is an affiliate of the Fund's  advisor).  The  exchanges  also impose  position  limits on futures  transactions.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

         Under the  Investment  Company Act,  when the Fund  purchases a future,  it must  maintain cash or readily marketable  short-term  debt  instruments in an amount equal to the market value of the  securities  underlying the future, less the margin deposit applicable to it.

         |_| Tax Aspects of Certain Hedging  Instruments.  Certain foreign currency exchange contracts in which the
Fund may invest are treated as "Section 1256  contracts"  under the Internal  Revenue  Code.  In general,  gains or losses relating to Section 1256 contracts are  characterized  as 60% long-term and 40% short-term  capital gains or losses under the Code.  However,  foreign  currency  gains or losses  arising from Section 1256  contracts that are forward  contracts  generally are treated as ordinary  income or loss. In addition,  Section 1256 contracts held by the Fund at the end of each  taxable year are  "marked-to-market,"  and  unrealized  gains or losses are treated as though they were realized.  These  contracts also may be  marked-to-market  for purposes of determining  the excise tax applicable to investment  company  distributions and for other purposes under rules prescribed  pursuant to the
Internal  Revenue  Code.  An  election  can  be  made  by  the  Fund  to  exempt  those   transactions   from  this
marked-to-market treatment.

         Certain  forward  contracts  the Fund  enters  into may  result in  "straddles"  for  federal  income  tax purposes.  The straddle  rules may affect the character  and timing of gains (or losses)  recognized by the Fund on straddle  positions.  Generally,  a loss sustained on the disposition of a position making up a straddle is allowed only to the  extent  that  the loss  exceeds  any  unrecognized  gain in the  offsetting  positions  making  up the straddle.  Disallowed loss is generally  allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

         Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:
(1)      gains or losses  attributable  to  fluctuations  in  exchange  rates that occur  between the time the Fund accrues  interest or other  receivables  or accrues  expenses or other  liabilities  denominated in a foreign currency and the time the Fund actually  collects such receivables or pays such  liabilities, and
(2)      gains or losses  attributable  to  fluctuations  in the value of a foreign  currency  between  the date of acquisition  of a debt  security  denominated  in a foreign  currency  or  foreign  currency  forward contracts and the date of disposition.

         Currency gains and losses are offset  against  market gains and losses on each trade before  determining a net "Section 988" gain or loss under the Internal  Revenue Code for that trade,  which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

         |X| Temporary Defensive  Investments.  When market conditions are unstable,  or the Manager believes it is otherwise  appropriate  to reduce  holdings  in stocks,  the Fund can invest in a variety  of debt  securities  for defensive  purposes.  The Fund can also purchase these securities for liquidity  purposes to meet cash needs due to the  redemption of Fund shares,  or to hold while waiting  reinvest cash received from the sale of other  portfolio securities. The Fund can buy:
         o    high-quality  (rated in the top rating categories of  nationally-recognized  rating  organizations or deemed by the Manager to be of comparable  quality),  short-term money market instruments,  including those issued by the U. S. Treasury or other government agencies,
         o    commercial paper  (short-term,  unsecured,  promissory notes of domestic or foreign  companies) rated in the top rating category of a nationally-recognized rating organization,
         o    debt  obligations  of  corporate  issuers,  rated  investment  grade  (rated at least Baa by  Moody's
              Investors Service,  Inc. or at least BBB by Standard & Poor's Corporation,  or a comparable rating by another  rating  organization),  or unrated  securities  judged by the  Manager to have a  comparable quality to rated securities in those categories,
         o    referred stocks,
         o    certificates  of deposit and bankers'  acceptances of domestic and foreign banks and savings and loan associations, and
         o    repurchase agreements.

         Short-term debt securities  would normally be selected for defensive or cash management  purposes  because they can  normally be disposed of quickly,  are not  generally  subject to  significant  fluctuations  in principal value and their value will be less subject to interest rate risk than longer-term debt securities.
Investment Restrictions |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of: o 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or o more than 50% of the outstanding shares. The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus. |X| What are the Fund's Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund. o The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities. o The Fund cannot deviate from the percentage limitations for its investment policies described as "fundamental policies" in this Statement of Additional Information or in the Prospectus. o The Fund cannot make loans except (a) through lending securities in an amount not to exceed 25% of its total assets, (b) through the purchase of debt securities or similar evidences of indebtedness, (c) through an interfund lending program (if applicable) with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 331/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements. o The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in companies in any one industry. o The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio. o The Fund cannot invest in real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time. o The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements that are established to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures. |X| Non-Fundamental Investment Restrictions. The following operating policies of the Fund are not fundamental policies and, as such, may be changed, provided such change is consistent with the Investment Company Act of 1940 and other applicable regulations by vote of a majority of the Fund's Board of Trustees without shareholder approval. These additional restrictions provide that: o The Fund cannot invest in physical commodities or commodity contracts; however, the Fund may: (1) buy and sell hedging instruments permitted by any of its other investment policies, and (2) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities. Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy. How the Fund is Managed Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in 1985. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust. |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has five classes of shares: Class A, Class B, Class C, Class N and Class Y. All classes invest in the same investment portfolio. Each class of shares: o has its own dividends and distributions, o pays certain expenses which may be different for the different classes, o may have a different net asset value, o may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone. Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class. The Trustees are authorized to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings. |X| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act. |X| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations. The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law. Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are Trustees or Directors of the following Board I Oppenheimer funds1: Oppenheimer California Municipal Fund Oppenheimer International Small Company Fund Oppenheimer Capital Appreciation Fund Oppenheimer Money Market Fund, Inc. Oppenheimer Capital Preservation Fund Oppenheimer Multiple Strategies Fund Oppenheimer Concentrated Growth Fund Oppenheimer Multi-Sector Income Trust Oppenheimer Developing Markets Fund Oppenheimer Multi-State Municipal Trust Oppenheimer Discovery Fund Oppenheimer Municipal Bond Fund Oppenheimer Emerging Growth Fund Oppenheimer New York Municipal Fund Oppenheimer Emerging Technologies Fund Oppenheimer Series Fund, Inc. Oppenheimer Enterprise Fund Oppenheimer Special Value Fund Oppenheimer Europe Fund Oppenheimer Trinity Core Fund Oppenheimer Global Fund Oppenheimer Trinity Large Cap Growth Fund Oppenheimer Global Growth & Income Fund Oppenheimer Trinity Value Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer U.S. Government Trust Oppenheimer Growth Fund Oppenheimer International Growth Fund Messrs. Spiro, Murphy, Wixted, Zack, Bishop, Masterson, Molleur and Vottiero, and Ms. Feld and Ms. Ives respectively hold the same offices with the other Board I Oppenheimer funds as with the Fund. As of January 8, 2002, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. Mr. Murphy is a trustee of that plan. Leon Levy, Chairman of the Board of Trustees, Age: 76. 6803 South Tucson Way, Englewood, Colorado 80112 General Partner of Odyssey Partners, L.P. (investment partnership) (since 1982) and Chairman of Avatar Holdings, Inc. (real estate development). John V. Murphy*, President, Chief Executive Officer and Trustee, Age: 52. 498 Seventh Avenue, New York, New York 10018 Chairman, Chief Executive Officer and director (since June 30, 2001) and President (since September 2000) of the Manager; President and a trustee of other Oppenheimer funds; President and a director (since July 2001) of Oppenheimer Acquisition Corp., the Manager's parent holding company, and of Oppenheimer Partnership Holdings, Inc. (since July 2001), a holding company subsidiary of the Manager; Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager; President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real Asset Management, Inc., an investment advisor subsidiary of the Manager; President and a director (since July 2001) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director (since November 2001) of Trinity Investment Management Corp. and Tremont Advisers, Inc., investment advisory affiliates of the Manager, and of OAM Institutional, Inc. (since November 2001), an investment advisory subsidiary of the Manager, and of HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001), investment advisor subsidiaries of the Manager; formerly President and trustee (from November 1999 to November 2001) of MML Series Investment Fund and MassMutual Institutional Funds, open-end investment companies; Chief Operating Officer (from September 2000 to July 2001) of the Manager; Executive Vice President of Massachusetts Mutual Life Insurance Company (from February 1997 to August 2000); a director (from 1999 to 2000) of C.M. Life Insurance Company; President, Chief Executive Officer and a director (from 1999 to 2000) of MML Bay State Life Insurance Company; Executive Vice President, director and Chief Operating Officer (from 1995 to 1997) of David L. Babson & Company, Inc., an investment advisor; Senior Vice President and director (from 1995 to 1997) of Potomac Babson Inc., an investment advisor subsidiary of David L. Babson & Company, Inc.; Senior Vice President (from 1995 to 1997) and director (from 1995 to 1999) of DBL Acquisition Corporation, a holding company for investment advisers; a director (from 1989 to 1998) of Emerald Isle Bancorp and Hibernia Savings Bank, wholly-owned subsidiary of Emerald Isle Bancorp; and Chief Operating Officer (from 1993 to 1996) of Concert Capital Management, Inc., an investment advisor. Robert G. Galli, Trustee, Age: 68. 6803 South Tucson Way, Englewood, Colorado 80112 A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman (October 1995 - December 1997) and Executive Vice President (December 1977 - October 1995) of the Manager; Executive Vice President and a director (April 1986 - October 1993) of HarbourView Asset Management Corporation. Benjamin Lipstein, Trustee, Age: 78. 6803 South Tucson Way, Englewood, Colorado 80112 Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University. Elizabeth B. Moynihan, Trustee, Age: 72. 6803 South Tucson Way, Englewood, Colorado 80112 Author and architectural historian; a trustee of the Freer Gallery of Art and Arthur M. Sockler Gallery (Smithsonian Institute), Trustees Council of the National Building Museum; a member of the Trustees Council, Preservation League of New York State. Kenneth A. Randall, Trustee, Age: 74. 6803 South Tucson Way, Englewood, Colorado 80112 A director of Dominion Resources, Inc. (electric utility holding company), and Prime Retail, Inc. (real estate investment trust); formerly a Director of Dominion Energy, Inc. (electric power and oil & gas producer) President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company. Edward V. Regan, Trustee, Age: 71. 6803 South Tucson Way, Englewood, Colorado 80112 President, Baruch College, CUNY; a director of RBAsset (real estate manager); a director of OffitBank; formerly Trustee, Financial Accounting Foundation (FASB and GASB); Senior Fellow of Jerome Levy Economics Institute, Bard College; Chairman of Municipal Assistance Corporation for the City of New York; New York State Comptroller and trustee of New York State and Local Retirement Fund. Russell S. Reynolds, Jr., Trustee, Age: 70. 6803 South Tucson Way, Englewood, Colorado 80112 Chairman of The Directorship Search Group, Inc. (corporate governance consulting and executive recruiting)(since 1993); a director of Professional Staff Limited (a U.K. temporary staffing company)(since 1995); a life trustee of International House (non-profit educational organization), and a trustee of the Greenwich Historical Society (since 1996). Donald W. Spiro, Vice Chairman of the Board of Trustees, Age: 76. 6803 South Tucson Way, Englewood, Colorado 80112 Chairman Emeritus of the Manager (since 1991). Formerly he held the following positions: Chairman (November 1987 - January 1991) and a director (January 1969 - August 1999) of the Manager; President and Director of OppenheimerFunds Distributor, Inc., a subsidiary of the Manager and the Fund's Distributor (July 1978 - January 1992). Clayton K. Yeutter, Trustee, Age: 71. 6803 South Tucson Way, Englewood, Colorado 80112 Of Counsel, Hogan & Hartson (a law firm) (since 1993). Other directorships: Caterpillar, Inc. (since 1993); Zurich Financial Services (since 1998); ConAgra, Inc. (since 1993); FMC Corporation (since 1993); Texas Instruments Incorporated (since 1993); and Weyerhaeuser Co. (since 1999); formerly a director of Farmers Group Inc. (1994-2000), Zurich Allied AG (1998-2000) and of Allied Zurich Pl.c (1998-2000). Phillip A. Griffiths, Trustee, Age: 63. 6803 South Tucson Way, Englewood, Colorado 80112 The Director of the Institute for Advanced Study, Princeton, N.J. (since 1991), director of GSI Lumonics (since 2001) and a member of the National Academy of Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke University, a director of Research Triangle Institute, Raleigh, N.C., and a Professor of Mathematics at Harvard University. Brian W. Wixted, Treasurer and Principal Financial and Accounting Officer, Age: 42. 6803 South Tucson Way, Englewood, Colorado 80112 Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since May 2000); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995). Robert G. Zack, Secretary, Age: 53. 498 Seventh Avenue, New York, New York 10018 Acting General Counsel (From November 1, 2001), Senior Vice President (since May 1985), Associate General Counsel (since May 1981) of OppenheimerFunds, Inc.; Assistant Secretary of Shareholder Services, Inc. (since May 1985), Shareholder Financial Services, Inc. (since November 1989); OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly Assistant Secretary (to October 2001) of the Fund and other Oppenheimer Funds. Katherine P. Feld, Assistant Secretary, Age: 43. 498 Seventh Avenue, New York, New York 10018 Vice President and Senior Counsel of the Manager (since July 1999); Vice President of OppenheimerFunds Distributor, Inc. (since June 1990); an officer of other Oppenheimer funds; formerly a Vice President and Associate Counsel of the Manager (June 1990 - July 1999). Kathleen T. Ives, Assistant Secretary, Age: 36. 6803 South Tucson Way, Englewood, CO 80112 Vice President and Assistant Counsel of the Manager (since June 1998); an officer of other Oppenheimer funds; formerly an Assistant Vice President and Assistant Counsel of the Manager (August 1997 - June 1998); and Assistant Counsel of the Manager (August 1994 - August 1997). Philip T. Masterson, Assistant Secretary, Age: 38. 6803 South Tucson Way, Englewood, CO 80112 Vice President and Assistant Counsel of the Manager (since July 1998); an officer of other Oppenheimer funds; formerly, an associate with Davis, Graham, & Stubbs LLP (January 1997-June 1998). Denis R. Molleur, Assistant Secretary, Age 44. 498 Seventh Avenue, New York, New York 10018 Vice President and Senior Counsel of the Manager (since July 1999); an officer of other Oppenheimer funds; formerly a Vice President and Associate Counsel of the Manager (September 1995-July 1999). Robert J. Bishop, Assistant Treasurer, Age: 43. 6803 South Tucson Way, Englewood, Colorado 80112 Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996) and a Fund Controller of the Manager. Philip Vottiero, Assistant Treasurer (since August 15, 2002), Age: 39. 6803 South Tucson Way, Englewood, CO 80112 Vice President/Fund Accounting of the Manager (since March 2002; an officer of other Oppenheimer funds; formerly Vice President/Corporate Accounting of the Manager (July 1999-March 2002) prior to which he was Chief Financial Officer at Sovlink Corporation (April 1996-June 1999). |X| Remuneration of Trustees. The officers of the Fund and one Trustee of the Fund (Mr. Murphy) who are affiliated with the Manager receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended September 30, 2001. The compensation from all of the Board I Oppenheimer funds (including the Fund) was received as a director, trustee or member of a committee of the boards of those funds during the calendar year 2001. |X| Commitees of the Board of Trustees. The Board of Trustees has an Audit Committee, a Study Committee and a Proxy Committee. The members of the Audit committee are Kenneth Randall, Benjamin Lipstein and Edward V. Regan. The Audit Committee held five meetings during the Fund's fiscal year ended September 30, 2001. The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor. The Audit committee also reviews the scope and results of audits and the audit fees charged and reviews reports from the Fund's independent auditor concerning the Fund's internal accounting procedures and controls. The members of the Proxy Committee are Edward V. Regan, Russell S. Reynolds, Jr. and Clayton K. Yeutter. The Proxy Committee held one meeting during the Fund's fiscal year ended September 30, 2001. The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund. The members of the Study Committee are Robert G. Galli, Benjamin Lipstein and Elizabeth B. Moynihan. The Study Committee held seven meetings during the Fund's fiscal year ended September 30, 2001. The Study Committee evaluates and reports to the Board on the Fund's contractual arrangements including the Investment Advisory and Distribution Agreements, transfer and shareholder agency agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law. ----------------------------------- ------------------------ ------------------------ --------------------------- Total Retirement Compensation Benefits from all Aggregate Compensation Accrued as Part New York based Trustee's Name From Fund1 of Fund Oppenheimer and Other Positions Expenses6 Funds (33 Funds)2 ----------------------------------- ------------------------ ------------------------ --------------------------- ----------------------------------- ------------------------ ------------------------ --------------------------- Leon Levy $7,747 $0 $173,700 Chairman ----------------------------------- ------------------------ ------------------------ --------------------------- ----------------------------------- ------------------------ ------------------------ --------------------------- Robert G. Galli 3 $4,717 $0 $191,134 Study Committee Member ----------------------------------- ------------------------ ------------------------ --------------------------- ----------------------------------- ------------------------ ------------------------ --------------------------- Phillip A. Griffiths4 $2,595 $0 $59,529 ----------------------------------- ------------------------ ------------------------ --------------------------- ----------------------------------- ------------------------ ------------------------ --------------------------- Benjamin Lipstein $6,697 $0 $148,639 Study Committee Chairman Audit Committee Member ----------------------------------- ------------------------ ------------------------ --------------------------- ----------------------------------- ------------------------ ------------------------ --------------------------- Elizabeth B. Moynihan $4,717 $0 $104,695 Study Committee Member ----------------------------------- ------------------------ ------------------------ --------------------------- ----------------------------------- ------------------------ ------------------------ --------------------------- Kenneth A. Randall $4,327 $0 $96,034 Audit Committee Chairman ----------------------------------- ------------------------ ------------------------ --------------------------- ----------------------------------- ------------------------ ------------------------ --------------------------- Edward V. Regan $4,280 $0 $94,995 Proxy Committee Chairman Audit Committee Member ----------------------------------- ------------------------ ------------------------ --------------------------- ----------------------------------- ------------------------ ------------------------ --------------------------- Russell S. Reynolds, Jr. $3,202 $0 $71,069 Proxy Committee Member ----------------------------------- ------------------------ ------------------------ --------------------------- ----------------------------------- ------------------------ ------------------------ --------------------------- Donald W. Spiro $2,858 $0 $64,435 ----------------------------------- ------------------------ ------------------------ --------------------------- ----------------------------------- ------------------------ ------------------------ --------------------------- Clayton K. Yeutter 5 $3,202 $0 $71,069 Proxy Committee Member ----------------------------------- ------------------------ ------------------------ --------------------------- 1Aggregate compensation includes fees, deferred compensation, if any, and retirement plan benefits accrued for a Trustee, if any. For the fiscal year ended September 30, 2001. 2For the 2001 calendar year. 3Total compensation for the 2001calendar year includes $97,126 compensation received for serving as a Trustee or Director of 10 other Oppenheimer funds. 4Includes $2,595 deferred under Deferred Compensation Plan described below. 5Includes $801 deferred under Deferred Compensation Plan described below. 6 Trustee retirement accruals were a negative $40,729 for the year. It has been determined that the SAI will not include a negative expense so a zero amount will be reflected. The "Aggregate Compensation from Fund" information does not include retirement accrual since they were negative. |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the Board I Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits. |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account. |X| Major Shareholders. As of January 8, 2002, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B, Class C, Class N or Class Y shares except the following: Merrill Lynch Pierce Fenner & Smith Inc., 4800 Deer Lake Drive E., Floor 3, Jacksonville, Florida 32246-6484, which owned 1,983,198.410 Class A shares (9.08% of the Class A shares then outstanding), for the benefit of its customers. Merrill Lynch Pierce Fenner & Smith Inc., 4800 Deer Lake Drive E., Floor 3, Jacksonville, Florida 32246-6484, which owned 84,002.087 Class C shares (5.89% of the Class C shares then outstanding), for the benefit of its customers. VML Inc. 401(k) Plan, 250 NW Richards Road, Kansas City, Missouri 64116-4272, which owned 6,741.896 Class N shares (22.51% of the Class N shares then outstanding). Mull Group 401(k) PSP, P.O. Box 6561, Wheeling, WV 26003-0627, which owned 6,207.281 Class N shares (20.72% of the Class N shares then outstanding). Resources Trust Co TR UA IRA FBO John Terry Ziegler, P.O. Box 5900, Denver, Colorado 80217-5900, which owned 1,863.921 Class N shares (6.22% of the Class N shares then outstanding). Fletcher Spaght PSP, 222 Berkeley Street, Boston, Massachusetts 02116-3748, which owned 1,799.215 Class N shares (6.00% of the Class N shares then outstanding). Massachusetts Mutual Life Insurance Company Separate Investment Account, 1295 State Street, Springfield, Massachusetts 01111-0001, which owned 1,271,259.547 Class Y shares (90.00% of the Class Y shares then outstanding), for the benefit of its clients. Persumma Financial Services Massachusetts Mutual Financial Group, 1295 State Street, Springfield, Massachusetts 01111-0001, which owned 141,169.422 Class Y shares (9.99% of the Class Y shares then outstanding). The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager. The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1-202-942-8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the Fund is employed by the Manager and is the person who is principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Team provide the portfolio managers with counsel and support in managing the Fund's portfolio. The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. --------------------------------------- ------------------------------------------- Management Fees Paid to OppenheimerFunds, Fiscal Year ended 9/30: Inc. --------------------------------------- ------------------------------------------- --------------------------------------- ------------------------------------------- 1999 $8,072,902 --------------------------------------- ------------------------------------------- --------------------------------------- ------------------------------------------- 2000 $10,861,232 --------------------------------------- ------------------------------------------- --------------------------------------- ------------------------------------------- 2001 $9,387,311 --------------------------------------- ------------------------------------------- The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name. Brokerage Policies of the Fund Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees. Under the investment advisory agreement, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor. Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates. Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price. The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services. --------------------------------------- ---------------------------------------------------------------- Fiscal Year Ended 9/30: Total Brokerage Commissions Paid by the Fund1 --------------------------------------- ---------------------------------------------------------------- --------------------------------------- ---------------------------------------------------------------- 1999 $1,843,509 --------------------------------------- ---------------------------------------------------------------- --------------------------------------- ---------------------------------------------------------------- 2000 $3,356,2592 --------------------------------------- ---------------------------------------------------------------- --------------------------------------- ---------------------------------------------------------------- 2001 $3,195,6673 --------------------------------------- ---------------------------------------------------------------- 1. Amounts do not include spreads or commissions on principal transactions on a net trade basis. 2. In the fiscal year ended 9/30/00, the amount of transactions directed to brokers for research services was $46,299 and the amount of the commissions paid to broker-dealers for those services was $47,195,469. 3. In the fiscal year ended 9/30/01, the amount of transactions directed to brokers for research services was $16,490,895 and the amount of the commissions paid to broker-dealers for those services was $30,292. Distribution and Service Plans The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares during the Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below. ---------------------- ----------------------- ------------------------- Aggregate Class A Fiscal Front-End Front-End Year Sales Charges Sales Charges Ended on Class A Retained by 9/30/01: Shares Distributor1 ---------------------- ----------------------- ------------------------- ---------------------- ----------------------- ------------------------- 1999 $1,781,549 $559,019 ---------------------- ----------------------- ------------------------- ---------------------- ----------------------- ------------------------- 2000 $2,632,889 $794,399 ---------------------- ----------------------- ------------------------- ---------------------- ----------------------- ------------------------- 2001 $1,691,724 $467,040 ---------------------- ----------------------- ------------------------- 1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor. ------------------- --------------------------- ------------------ ------------------------ --------------------- Concessions Concessions Concessions Concessions Fiscal on Class A on Class B On Class C On Class N Year Shares Shares Shares Shares Ended Advanced by Advanced by Advanced by Advanced by 9/30/01: Distributor1 Distributor1 Distributor1 Distributor1 ------------------- --------------------------- ------------------ ------------------------ --------------------- ------------------- --------------------------- ------------------ ------------------------ --------------------- 1999 $200,364 $1,403,981 $73,994 N/A ------------------- --------------------------- ------------------ ------------------------ --------------------- ------------------- --------------------------- ------------------ ------------------------ --------------------- 2000 $342,591 $3,080,610 $255,800 N/A ------------------- --------------------------- ------------------ ------------------------ --------------------- ------------------- --------------------------- ------------------ ------------------------ --------------------- 2001 $198,832 $1,425,937 $126,710 $1,9122 ------------------- --------------------------- ------------------ ------------------------ --------------------- 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale. 2. The inception date of Class N shares was March 1, 2001. ----------------- ------------------------- -------------------------- ------------------------- ------------------------- Fiscal Year Class A Contingent Class B Contingent Class C Contingent Class N Contingent Ended Deferred Sales Charges Deferred Sales Charges Deferred Sales Charges Deferred Sales Charges 9/30/01 Retained by Distributor Retained by Distributor Retained by Distributor Retained by Distributor ----------------- ------------------------- -------------------------- ------------------------- ------------------------- ----------------- ------------------------- -------------------------- ------------------------- ------------------------- 2001 $17,185 $472,334 $17,653 $793 ----------------- ------------------------- -------------------------- ------------------------- ------------------------- Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Under the plans, the Manager and the Distributor may make payments to affiliates and in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients. Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each Class, voting separately by class. While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan, the purpose for which the payments were made and the identity of each recipient of a payment. The reports on the Class B Plan and Class C Plan shall also include the Distributor's distribution costs for that quarter and in the case of the Class B Plan the amount of those costs for previous fiscal periods that have been carried forward. Those reports are subject to the review and approval of the Independent Trustees. Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees. Under the plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans. |X| Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares acquired. For the fiscal year ended September 30, 2001 payments under the Class A Plan totaled $2,400,977 all of which was paid by the Distributor to recipients. That included $178,310 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead. |X| Class B, Class C and Class N Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above. The Class B, Class C and the Class N Plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares. The Distributor retains the asset-based sales charge on Class B and Class N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C and/or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor: o pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above, o may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate, o employs personnel to support distribution of Class B, Class C and Class N shares, and o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses. o may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans, o receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees, o may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares, o may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and o may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued. When Class B, Class C or Class N shares are sold without the designation of a broker-dealer, the Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B, Class C and Class N shares. The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The Class B plan allows for the carry-forward of distribution expenses, to be recovered from asset based sales charges in subsequent fiscal periods. -------------------------------------------------------------------------------------------------------------------- Distribution Fees Paid to the Distributor in the Fiscal Year Ended 9/30/01 -------------------------------------------------------------------------------------------------------------------- ------------------------ ---------------------- ---------------------- ----------------------- --------------------- Distributor's Distributor's Aggregate Unreimbursed Total Amount Unreimbursed Expenses as % Payments Retained by Expenses of Net Assets Class Under Plan Distributor Under Plan of Class ------------------------ ---------------------- ---------------------- ----------------------- --------------------- ------------------------ ---------------------- ---------------------- ----------------------- --------------------- Class B Plan $3,160,873 $2,511,302 $6,663,594 2.85% ------------------------ ---------------------- ---------------------- ----------------------- --------------------- ------------------------ ---------------------- ---------------------- ----------------------- --------------------- Class C Plan $563,297 $177,000 $796,818 1.79% ------------------------ ---------------------- ---------------------- ----------------------- --------------------- ------------------------ ---------------------- ---------------------- ----------------------- --------------------- Class N Plan $306 $280 $3,098 2.11% ------------------------ ---------------------- ---------------------- ----------------------- --------------------- All payments under the Class B, Class C and the Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees. Performance of the Fund Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com. The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments: o Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model. o The Fund's performance returns do no reflect the effect of taxes on dividends and capital gains distributions. o An investment in the Fund is not insured by the FDIC or any other government agency. o The principal value of the Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis. o When an investor's shares are redeemed, they may be worth more or less than their original cost. o Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class. |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below. In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the 1.0% contingent deferred sales charge is deducted for returns for the life of class periods. There is no sales charge for Class Y shares. |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula: 1/n ERV --- - 1 = Average Annual Total Return P |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows: ERV-P ----- = Total Return P |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C or Class N shares. There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. ---------------------------------------------------------------------------------------------------------------------------- The Fund's Total Returns for the Periods Ended 9/30/01 ---------------------------------------------------------------------------------------------------------------------------- -------------- ---------------------------- -------------------------------------------------------------------------------- Cumulative Total Returns Average Annual Total Returns Class of (10 years or Life of Class) Shares -------------- ---------------------------- -------------------------------------------------------------------------------- -------------- ---------------------------- -------------------------- --------------------------- ------------------------- 5-Year 10-Year 1-Year (or life-of-class) (or life-of-class) -------------- ---------------------------- -------------------------- --------------------------- ------------------------- -------------- -------------- ------------- ----------- -------------- ------------- ------------- ------------ ------------ After Sales Without After Without After Sales Without After Without Charge Sales Charge Sales Sales Charge Charge Sales Charge Sales Sales Charge Charge Charge -------------- -------------- ------------- ----------- -------------- ------------- ------------- ------------ ------------ -------------- -------------- ------------- ----------- -------------- ------------- ------------- ------------ ------------ Class A 124.90%(1) 138.63(1) -40.63% -37.01% -1.47% -0.29% 8.44%(1) 9.09%(1) -------------- -------------- ------------- ----------- -------------- ------------- ------------- ------------ ------------ -------------- -------------- ------------- ----------- -------------- ------------- ------------- ------------ ------------ Class B 54.57%(2) 54.57%(2) -39.90% -37.48% -1.30% -1.04% 5.99%(2) 5.99%(2) -------------- -------------- ------------- ----------- -------------- ------------- ------------- ------------ ------------ -------------- -------------- ------------- ----------- -------------- ------------- ------------- ------------ ------------ Class C 21.56%(3) 21.56%(3) -37.95% -37.47%(3) -1.02%(3) -1.02%(3) 3.31%(3) 3.31%(3) -------------- -------------- ------------- ----------- -------------- ------------- ------------- ------------ ------------ -------------- -------------- ------------- ----------- -------------- ------------- ------------- ------------ ------------ Class N -16.44%(4) -15.60%(4) N/A N/A N/A N/A N/A N/A -------------- -------------- ------------- ----------- -------------- ------------- ------------- ------------ ------------ -------------- -------------- ------------- ----------- -------------- ------------- ------------- ------------ ------------ Class Y 69.55%(5) 69.55%(5) -36.88% N/A N/A 0.0% N/A(5) 7.47%(5) -------------- -------------- ------------- ----------- -------------- ------------- ------------- ------------ ------------ 1. Inception of Class A: 9/11/86 2. Inception of Class B: 4/4/94 3. Inception of Class C: 10/2/95 4. Inception of Class N: 3/1/01 5. Inception of Class Y: 6/1/94 Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below. |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The performance of the Fund is ranked by Lipper against all other multi-cap growth funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories. |X| Morningstar Rankings. From time to time the Fund may publish the star ranking of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in their specialized market sector. The Fund is ranked among domestic stock funds. Morningstar proprietary star rankings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. The Fund may also compare its performance to that of other funds in its Morningstar category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges. |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services. Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government. From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others. From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example, o information about the performance of certain securities or commodities markets or segments of those markets, o information about the performance of the economies of particular countries or regions, o the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, o the availability of different types of securities or offerings of securities, o information relating to the gross national or gross domestic product of the United States or other countries or regions, o comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund. ABOUT YOUR ACCOUNT ------------------------------------------------------------------------------------------------------------------- How to Buy Shares ------------------------------------------------------------------------------------------------------------------- Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors. AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund received federal funds from the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions. Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix B to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses. |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together: o Class A, and Class B shares you purchase for your individual accounts (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and o Current purchases of Class A, Class B and Class N shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and o Class A, Class B and Class N shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares. |X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following: Oppenheimer Bond Fund Oppenheimer Municipal Bond Fund Oppenheimer California Municipal Fund Oppenheimer New York Municipal Fund Oppenheimer Capital Appreciation Fund Oppenheimer New Jersey Municipal Fund Oppenheimer Capital Preservation Fund Oppenheimer Pennsylvania Municipal Fund Oppenheimer Capital Income Fund Oppenheimer Quest Balanced Value Fund Oppenheimer Champion Income Fund Oppenheimer Quest Capital Value Fund, Inc. Oppenheimer Concentrated Growth Fund Oppenheimer Quest Global Value Fund, Inc. Oppenheimer Convertible Securities Fund Oppenheimer Quest Opportunity Value Fund Oppenheimer Developing Markets Fund Oppenheimer Quest Value Fund, Inc. Oppenheimer Disciplined Allocation Fund Oppenheimer Real Asset Fund Oppenheimer Discovery Fund Oppenheimer Rochester National Municipals Fund Oppenheimer Emerging Growth Fund Oppenheimer Senior Floating Rate Fund Oppenheimer Emerging Technologies Fund Oppenheimer Small Cap Value Fund Oppenheimer Enterprise Fund Oppenheimer Special Value Fund Oppenheimer Europe Fund Oppenheimer Strategic Income Fund Oppenheimer Global Fund Oppenheimer Total Return Fund, Inc. Oppenheimer Global Growth & Income Fund Oppenheimer Trinity Core Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Trinity Large Cap Growth Fund Oppenheimer Growth Fund Oppenheimer Trinity Value Fund Oppenheimer High Yield Fund Oppenheimer U.S. Government Trust Oppenheimer Intermediate Municipal Fund Oppenheimer Value Fund Oppenheimer International Bond Fund Limited-Term New York Municipal Fund Oppenheimer International Growth Fund Rochester Fund Municipals Oppenheimer International Small Company Fund OSM1- Gartmore Millennium Growth Fund II Oppenheimer Limited-Term Government Fund OSM1 - Jennison Growth Fund Oppenheimer Main Street Growth & Income Fund OSM1 - Mercury Advisors S&P 500 Index Oppenheimer Main Street Opportunity Fund OSM1 - Mercury Advisors Focus Growth Fund Oppenheimer Main Street Small Cap Fund OSM1 - QM Active Balanced Fund Oppenheimer MidCap Fund OSM1 - Salomon Brothers Capital Fund Oppenheimer Multiple Strategies Fund and the following money market funds: Centennial America Fund, L. P. Centennial New York Tax Exempt Trust Centennial California Tax Exempt Trust Centennial Tax Exempt Trust Centennial Government Trust Oppenheimer Cash Reserves Centennial Money Market Trust Oppenheimer Money Market Fund, Inc. 1 "OSM" stands for Oppenheimer Select Managers There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge. Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter. A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent. If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof. The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan. In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor. |X| Terms of Escrow That Apply to Letters of Intent. 1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account 2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor 3. If, at the end of the 13-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within 60 days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds. 4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares. 5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include: (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge. 6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund. Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their account in that fund to make monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make automatic payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions. Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or your can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice. Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix B to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million. Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress. Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N are subject. The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares than another. The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund. |X| Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class A shares subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months. |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years. |X| Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following: o to all rollover IRAs, o to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans, o to all trustee-to-trustee IRA transfers, o to all 90-24 type 403(b) transfers, o to Group Retirement Plans (as defined in Appendix B to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose, o to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor, o to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more, o to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and o to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose. The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on: o purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), o purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and o on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds. No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class). Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange. Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. If such determination is made, the Manager, acting through an internal valuation committee, will establish a valuation for such security, subject to the approval, ratification and confirmation by the Board at its next ensuing meeting. |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows: Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows: (1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or (2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date. Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the Board of Trustees, or (2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or (3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security. Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry. The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a maturity of more than 397 days when issued, (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and (3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less. The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and (2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less. o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available). In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities. The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency. Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available. When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund. ------------------------------------------------------------------------------------------------------------------- How to Sell Shares ------------------------------------------------------------------------------------------------------------------- The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus. Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of: |_| Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or |_| Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. Payments "In Kind." The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined. Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed. Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred. Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (1) state the reason for the distribution; (2) state the owner's awareness of tax penalties if the distribution is premature; and (3) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution. Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus. Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix B to this Statement of Additional Information). By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans. |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information. |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment. The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan. For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested. Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed. The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder. The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person. To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate. If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan. ------------------------------------------------------------------------------------------------------------------- How to Exchange Shares ------------------------------------------------------------------------------------------------------------------- As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1.800.525.7048. o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares. o Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans. o Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund. o Only certain Oppenheimer funds currently offer Class N shares, which are only offered to retirement plans as described in the Prospectus. Class N shares can be exchanged only for Class N shares of other Oppenheimer funds. o Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares. o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares. o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund. o Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves. If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period. o Class A, Class B, Class C and Class Y Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund and Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans. Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge. Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege. Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances. |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares. With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund. When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify which class of shares they wish to exchange. |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. |X| Telephone Exchange Requests. When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund. |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request. When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged. The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction. ------------------------------------------------------------------------------------------------------------------- Dividends, Capital Gains and Taxes ------------------------------------------------------------------------------------------------------------------- Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares. Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith. Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders. The tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund. |X| Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax). The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders. To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement. To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income. In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities. |X| Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders. |X| Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction. Since it is anticipated that most of the Fund's income will be derived from interest it receives on its investments, the Fund does not anticipate that its distributions will qualify for this deduction. The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as long-term capital gain. It does not matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares. If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of their pro rata share of such gain. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit. Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders. Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct, certified taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). |X| Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption. In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year. |X| Foreign Shareholders. Taxation of a shareholder who under United States law is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership depends on whether the shareholder's income from the Fund is effectively connected with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax. The rate of the tax depends on a number of factors. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. In the case of a foreign non-corporate shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the shareholder furnishes the Fund with proper notification of their foreign status. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes. Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis. Additional Information About the Fund The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager. The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover. The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial. Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates. INDEPENDENT AUDITORS' REPORT ================================================================================ The Board of Trustees and Shareholders of Oppenheimer Discovery Fund: We have audited the accompanying statement of assets and liabilities of Oppenheimer Discovery Fund, including the statement of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Discovery Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. /s/ KPMG LLP ------------ KPMG LLP Denver, Colorado October 19, 2001 STATEMENT OF INVESTMENTS September 30, 2001 Market Value Shares See Note 1 ================================================================================ Common Stocks--83.6% -------------------------------------------------------------------------------- Basic Materials--1.5% -------------------------------------------------------------------------------- Metals--0.4% AK Steel Holding Corp. 495,700 $ 4,188,665 -------------------------------------------------------------------------------- Paper--1.1% Pactiv Corp./1/ 785,600 11,383,344 -------------------------------------------------------------------------------- Capital Goods--7.0% -------------------------------------------------------------------------------- Aerospace/Defense--1.2% AAR Corp. 290,600 2,327,706 -------------------------------------------------------------------------------- FuelCell Energy, Inc./1/ 450,600 6,673,386 -------------------------------------------------------------------------------- Precision Castparts Corp. 184,900 4,104,780 ----------- 13,105,872 -------------------------------------------------------------------------------- Electrical Equipment--0.5% Capstone Turbine Corp./1/ 839,800 5,072,392 -------------------------------------------------------------------------------- Industrial Services--3.0% Iron Mountain, Inc./1/ 479,100 19,858,695 -------------------------------------------------------------------------------- Keynote Systems, Inc./1/ 477,800 3,631,280 -------------------------------------------------------------------------------- McDermott International, Inc./1/ 391,300 3,228,225 -------------------------------------------------------------------------------- Mobile Mini, Inc./1/ 123,000 3,193,080 -------------------------------------------------------------------------------- Tetra Technologies, Inc./1/ 140,500 2,447,510 ----------- 32,358,790 -------------------------------------------------------------------------------- Manufacturing--2.3% AstroPower, Inc./1/ 127,500 4,400,025 -------------------------------------------------------------------------------- Bemis Co., Inc. 146,500 5,838,025 -------------------------------------------------------------------------------- Flowserve Corp./1/ 78,000 1,540,500 -------------------------------------------------------------------------------- Titan Corp. (The)/1/ 665,600 13,045,760 ----------- 24,824,310 -------------------------------------------------------------------------------- Communication Services--1.2% -------------------------------------------------------------------------------- Telecommunications: Long Distance--0.9% Intrado, Inc./1/ 161,800 4,151,788 -------------------------------------------------------------------------------- Lexent, Inc./1/ 402,200 2,915,950 -------------------------------------------------------------------------------- Lightbridge, Inc./1/ 264,700 2,713,175 ----------- 9,780,913 -------------------------------------------------------------------------------- Telecommunications: Wireless--0.3% Metro One Telecommunication, Inc./1/ 130,400 3,025,280 -------------------------------------------------------------------------------- Consumer Cyclicals--12.3% -------------------------------------------------------------------------------- Autos & Housing--0.7% Autoliv, Inc. 190,400 2,996,896 -------------------------------------------------------------------------------- KB Home 172,200 4,892,202 ----------- 7,889,098 12 OPPENHEIMER DISCOVERY FUND Market Value Shares See Note 1 -------------------------------------------------------------------------------- Consumer Services--0.7% Expedia, Inc., Cl. A/1/ 96,700 $ 2,348,843 -------------------------------------------------------------------------------- Rent-A-Center, Inc./1/ 204,400 4,752,300 -------------------------------------------------------------------------------- Travelocity.com, Inc./1/ 27,500 365,750 ----------- 7,466,893 -------------------------------------------------------------------------------- Leisure & Entertainment--0.9% Bally Total Fitness Holding Corp./1/ 295,100 5,993,481 -------------------------------------------------------------------------------- MTR Gaming Group, Inc./1/ 407,000 3,772,890 ----------- 9,766,371 -------------------------------------------------------------------------------- Media--0.6% GoTo.com, Inc./1/ 309,900 3,889,245 -------------------------------------------------------------------------------- NetRatings, Inc./1/ 272,300 2,807,413 ----------- 6,696,658 -------------------------------------------------------------------------------- Retail: Specialty--8.0% 1-800-FLOWERS.com, Inc./1,2/ 1,742,050 21,009,123 -------------------------------------------------------------------------------- 7-Eleven, Inc./1/ 422,600 4,078,090 -------------------------------------------------------------------------------- Alloy, Inc./1/ 331,500 4,090,710 -------------------------------------------------------------------------------- Barnes & Noble, Inc./1/ 258,400 9,328,240 -------------------------------------------------------------------------------- Borders Group, Inc./1/ 729,000 13,960,350 -------------------------------------------------------------------------------- Elizabeth Arden, Inc./1/ 427,500 5,459,175 -------------------------------------------------------------------------------- Footstar, Inc./1/ 39,400 1,363,240 -------------------------------------------------------------------------------- Genesco, Inc./1/ 236,900 3,849,625 -------------------------------------------------------------------------------- Michaels Stores, Inc./1/ 59,200 2,163,168 -------------------------------------------------------------------------------- PetsMart, Inc./1/ 1,671,500 11,767,360 -------------------------------------------------------------------------------- Skechers U.S.A., Inc., Cl. A/1/ 93,500 1,092,080 -------------------------------------------------------------------------------- Spiegel, Inc., Cl. A 304,300 2,145,315 -------------------------------------------------------------------------------- Stride Rite Corp. 533,800 3,336,250 -------------------------------------------------------------------------------- Talbots, Inc. (The) 55,800 1,252,710 -------------------------------------------------------------------------------- Venator Group, Inc./1/ 106,000 1,616,500 ----------- 86,511,936 -------------------------------------------------------------------------------- Textile/Apparel & Home Furnishings--1.4% Guess ?, Inc./1/ 1,155,600 7,453,620 -------------------------------------------------------------------------------- Kenneth Cole Productions, Inc., Cl. A/1/ 165,400 2,092,310 -------------------------------------------------------------------------------- Steven Madden Ltd./1/ 362,200 3,676,330 -------------------------------------------------------------------------------- Vans, Inc./1/ 150,900 1,733,841 ----------- 14,956,101 -------------------------------------------------------------------------------- Consumer Staples--9.9% -------------------------------------------------------------------------------- Broadcasting--1.9% Crown Media Holdings, Inc., Cl. A/1/ 196,100 2,010,025 -------------------------------------------------------------------------------- Emmis Communications Corp., Cl. A/1/ 132,600 1,912,092 13 OPPENHEIMER DISCOVERY FUND STATEMENT OF INVESTMENTS Continued Market Value Shares See Note 1 -------------------------------------------------------------------------------- Broadcasting Continued Entercom Communications Corp./1/ 153,700 $ 5,225,800 -------------------------------------------------------------------------------- Insight Communications Co., Inc./1/ 247,400 4,552,160 -------------------------------------------------------------------------------- Mediacom Communications Corp./1/ 202,900 2,643,787 -------------------------------------------------------------------------------- Paxson Communications Corp., Cl. A/1/ 300,500 2,163,600 -------------------------------------------------------------------------------- Sirius Satellite Radio, Inc./1/ 259,100 930,169 -------------------------------------------------------------------------------- XM Satellite Radio Holdings, Inc./1/ 266,800 1,398,032 ----------- 20,835,665 -------------------------------------------------------------------------------- Education--0.9% Career Education Corp./1/ 79,400 4,367,000 -------------------------------------------------------------------------------- Corinthian Colleges, Inc./1/ 147,100 4,958,741 ----------- 9,325,741 -------------------------------------------------------------------------------- Entertainment--3.3% Midway Games, Inc./1/ 253,200 3,066,252 -------------------------------------------------------------------------------- P.F. Chang's China Bistro, Inc./1/ 129,200 4,640,864 -------------------------------------------------------------------------------- Panera Bread Co., Cl. A/1/ 236,700 8,282,133 -------------------------------------------------------------------------------- Take-Two Interactive Software, Inc./1/ 1,139,500 8,056,265 -------------------------------------------------------------------------------- THQ, Inc./1/ 266,300 11,490,845 ----------- 35,536,359 -------------------------------------------------------------------------------- Food--2.9% American Italian Pasta Co./1/ 186,600 8,070,450 -------------------------------------------------------------------------------- Pilgrim's Pride Corp., Cl. B 309,200 4,266,960 -------------------------------------------------------------------------------- Smithfield Foods, Inc./1/ 376,200 7,919,010 -------------------------------------------------------------------------------- Suiza Foods Corp./1/ 136,000 8,587,040 -------------------------------------------------------------------------------- SureBeam Corp., Cl. A/1/ 276,200 2,292,460 ----------- 31,135,920 -------------------------------------------------------------------------------- Food & Drug Retailers--0.9% Duane Reade, Inc./1/ 69,500 2,085,000 -------------------------------------------------------------------------------- Pathmark Stores, Inc./1/ 311,300 7,408,940 ----------- 9,493,940 -------------------------------------------------------------------------------- Energy--4.3% -------------------------------------------------------------------------------- Energy Services--1.9% Key Energy Services, Inc./1/ 1,530,000 9,730,800 -------------------------------------------------------------------------------- Massey Energy Co. 120,000 1,758,000 -------------------------------------------------------------------------------- Parker Drilling Co./1/ 991,900 3,055,052 -------------------------------------------------------------------------------- Precision Drilling Corp./1/ 105,500 2,228,160 -------------------------------------------------------------------------------- Tidewater, Inc. 155,300 4,144,957 ----------- 20,916,969 14 OPPENHEIMER DISCOVERY FUND Market Value Shares See Note 1 -------------------------------------------------------------------------------- Oil: Domestic--1.4% Pride International, Inc./1/ 108,300 $ 1,126,320 -------------------------------------------------------------------------------- Swift Energy Co./1/ 201,500 4,154,930 -------------------------------------------------------------------------------- Unit Corp./1/ 446,400 3,964,032 -------------------------------------------------------------------------------- XTO Energy, Inc. 428,150 5,972,692 ----------- 15,217,974 -------------------------------------------------------------------------------- Oil: International--1.0% Pioneer Natural Resources Co./1/ 349,400 4,971,962 -------------------------------------------------------------------------------- Talisman Energy, Inc. 185,000 6,323,986 ----------- 11,295,948 -------------------------------------------------------------------------------- Financial--10.4% -------------------------------------------------------------------------------- Banks--3.6% American Home Mortgage Holdings, Inc. 345,100 6,021,995 -------------------------------------------------------------------------------- Commerce Bancorp, Inc. 249,600 16,972,800 -------------------------------------------------------------------------------- East West Bancorp, Inc. 271,800 6,357,402 -------------------------------------------------------------------------------- Investors Financial Services Corp. 172,900 9,965,956 ----------- 39,318,153 -------------------------------------------------------------------------------- Diversified Financial--1.8% Global Payments, Inc. 155,000 4,557,000 -------------------------------------------------------------------------------- NextCard, Inc./1/ 1,204,800 7,674,576 -------------------------------------------------------------------------------- Saxon Capital Acquisition Co./1,3/ 700,000 7,087,500 ----------- 19,319,076 -------------------------------------------------------------------------------- Insurance--2.3% Annuity & Life RE Holdings Ltd. 120,000 4,074,000 -------------------------------------------------------------------------------- Fidelity National Financial, Inc. 449,570 12,088,937 -------------------------------------------------------------------------------- RenaissanceRe Holdings Ltd. 72,500 6,445,975 -------------------------------------------------------------------------------- Willis Group Holdings Ltd./1/ 115,000 2,689,850 ----------- 25,298,762 -------------------------------------------------------------------------------- Real Estate Investment Trusts--2.1% Annaly Mortgage Management, Inc. 1,080,500 15,613,225 -------------------------------------------------------------------------------- RAIT Investment Trust 443,700 7,077,015 ----------- 22,690,240 -------------------------------------------------------------------------------- Savings & Loans--0.6% BankAtlantic Bancorp, Inc. 678,400 6,851,840 -------------------------------------------------------------------------------- Healthcare--22.9% -------------------------------------------------------------------------------- Healthcare/Drugs--9.9% ArQule, Inc./1/ 190,200 1,987,590 -------------------------------------------------------------------------------- Aviron/1/ 185,100 4,607,139 -------------------------------------------------------------------------------- Cell Genesys, Inc./1/ 200,000 3,200,000 15 OPPENHEIMER DISCOVERY FUND STATEMENT OF INVESTMENTS Continued Market Value Shares See Note 1 -------------------------------------------------------------------------------- Healthcare/Drugs Continued Cell Therapeutics, Inc./1/ 231,900 $ 5,577,195 Charles River Laboratories International, Inc./1/ 184,400 6,522,228 CV Therapeutics, Inc./1/ 107,500 4,177,450 Enzon, Inc./1/ 222,400 11,342,400 Guilford Pharmaceuticals, Inc./1/ 159,600 1,374,156 Guilford Pharmaceuticals, Inc./1,3/ 250,000 2,044,875 Inhale Therapeutic Systems, Inc./1/ 309,500 4,116,350 Inspire Pharmaceuticals, Inc./1/ 403,600 3,495,176 Integra LifeSciences Holdings Corp./1/ 185,200 5,115,224 Myriad Genetics, Inc./1/ 167,700 5,138,328 Novavax, Inc./1/ 330,500 4,660,050 NPS Pharmaceuticals, Inc./1/ 244,600 7,631,520 OSI Pharmaceuticals, Inc./1/ 60,500 1,966,250 Pharmaceutical Resources, Inc./1,3/ 286,600 9,733,653 Protein Design Labs, Inc./1/ 65,600 3,098,288 Serologicals Corp./1/ 345,900 6,264,249 V.I. Technologies, Inc./1/ 284,100 1,818,240 XOMA Ltd./1/ 1,536,100 12,949,323 ----------- 106,819,684 -------------------------------------------------------------------------------- Healthcare/Supplies & Services--13.0% Accredo Health, Inc./1/ 254,100 9,249,240 AdvancePCS, Inc./1/ 185,500 13,315,190 AmSurg Corp./1/ 129,600 3,570,480 Apria Healthcare Group, Inc./1/ 684,300 17,723,370 Aspect Medical Systems, Inc./1/ 294,000 3,219,300 Beverly Enterprises, Inc./1/ 85,800 875,160 Caremark Rx, Inc./1/ 769,100 12,828,588 Closure Medical Corp./1/ 183,800 3,538,150 Covance, Inc./1/ 84,600 1,515,186 DaVita, Inc./1/ 492,500 10,022,375 DIANON Systems, Inc./1/ 8,200 411,640 Eclipsys Corp./1/ 327,200 4,351,760 Magellan Health Services, Inc./1/ 225,000 2,580,750 Med-Design Corp. (The)/1/ 232,700 3,350,880 Omnicare, Inc. 218,100 4,761,123 Priority Healthcare Corp., Cl. B/1/ 721,500 17,316,000 Province Healthcare Co./1/ 112,800 4,144,272 Quintiles Transnational Corp./1/ 246,900 3,604,740 Triad Hospitals, Inc./1/ 368,600 13,048,440 Trigon Healthcare, Inc./1/ 67,000 4,388,500 United Surgical Partners International, Inc./1/ 165,900 3,400,950 16 OPPENHEIMER DISCOVERY FUND Market Value Shares See Note 1 -------------------------------------------------------------------------------- Healthcare/Supplies & Services Continued Varian Medical Systems, Inc./1/ 54,100 $ 3,470,515 ------------ 140,686,609 -------------------------------------------------------------------------------- Technology--11.0% -------------------------------------------------------------------------------- Computer Hardware--1.3% Advanced Digital Information Corp./1/ 341,400 3,519,834 Avid Technology, Inc./1/ 1,089,500 7,942,455 Optimal Robotics Corp./1/ 123,500 3,025,750 ------------ 14,488,039 -------------------------------------------------------------------------------- Computer Services--2.2% SkillSoft Corp./1/ 155,600 2,486,488 WebEx Communications, Inc./1/ 1,009,700 21,446,028 ------------ 23,932,516 ------------ -------------------------------------------------------------------------------- Computer Software--1.4% Manugistics Group, Inc./1,4/ 776,400 4,518,648 Marimba, Inc./1/ 685,600 1,028,400 MSC.Software Corp./1/ 232,100 3,736,810 Precise Software Solutions Ltd./1/ 303,100 3,349,255 Synopsys, Inc./1/ 68,100 2,731,484 ------------ 15,364,597 -------------------------------------------------------------------------------- Communications Equipment--0.6% Harmonic, Inc./1/ 293,000 2,373,300 Powerwave Technologies, Inc./1/ 325,600 3,881,152 ------------ 6,254,452 -------------------------------------------------------------------------------- Electronics--5.5% Aeroflex, Inc./1/ 215,300 2,368,300 Alpha Industries, Inc./1/ 210,000 4,067,700 Cirrus Logic, Inc./1/ 434,800 3,226,216 Cymer, Inc./1/ 51,000 854,250 FEI Co./1/ 85,300 1,855,275 Genesis Microchip, Inc./1/ 134,900 3,796,086 Intersil Corp., Cl. A/1/ 66,100 1,845,512 Itron, Inc./1/ 248,000 5,708,960 Lattice Semiconductor Corp./1/ 246,800 3,874,760 MKS Instruments, Inc./1/ 264,400 4,693,100 O2Micro International Ltd./1/ 461,000 6,062,150 Oak Technology, Inc./1/ 309,900 2,417,220 Sage, Inc./1/ 217,500 3,316,875 Semtech Corp./1/ 163,400 4,637,292 Therma-Wave, Inc./1/ 394,200 4,048,434 17 OPPENHEIMER DISCOVERY FUND STATEMENT OF INVESTMENTS Continued Market Value Shares See Note 1 -------------------------------------------------------------------------------- Electronics Continued Virata Corp./1/ 229,100 $ 2,286,418 -------------------------------------------------------------------------------- Zoran Corp./1/ 190,600 4,616,332 ----------- 59,674,880 -------------------------------------------------------------------------------- Transportation--0.8% -------------------------------------------------------------------------------- Railroads & Truckers--0.3% Yellow Corp./1/ 185,700 3,777,138 -------------------------------------------------------------------------------- Shipping--0.5% Overseas Shipholding Group, Inc 88,300 1,942,600 -------------------------------------------------------------------------------- Roadway Corp. 145,900 3,514,731 ----------- 5,457,331 -------------------------------------------------------------------------------- Utilities--2.3% -------------------------------------------------------------------------------- Electric Utilities--0.4% Orion Power Holdings, Inc./1/ 180,500 4,602,750 -------------------------------------------------------------------------------- Gas Utilities--1.9% Equitable Resources, Inc. 213,700 6,413,137 -------------------------------------------------------------------------------- Questar Corp. 230,300 4,647,454 -------------------------------------------------------------------------------- Western Gas Resources, Inc. 369,200 9,610,276 ----------- 20,670,867 ----------- Total Common Stocks (Cost $981,434,548) 905,992,073 ================================================================================ Preferred Stocks--0.3% Candescent Technologies Corp., $2.50 Cv., Series D, Vtg./1,3/ 1,200,000 -- -------------------------------------------------------------------------------- Candescent Technologies Corp., Sr. Exchangeable, Series E, Vtg./1.3/ 800,000 -- -------------------------------------------------------------------------------- Candescent Technologies Corp., Sr. Exchangeable, Series F, Vtg./1.3/ 200,000 -- -------------------------------------------------------------------------------- DOV Pharmaceutical, Inc., $10 Cv., Series D/1.3/ 300,000 3,000,000 ----------- Total Preferred Stocks (Cost $11,900,000) 3,000,000 Principal Amount ================================================================================ Convertible Corporate Bonds and Notes--0.8% Advanced Energy Industries, Inc.,5.25% Cv. Unsec. $6,271,000 4,797,315 Sub. Nts., 11/15/06 -------------------------------------------------------------------------------- Interim Services, Inc., 4.50% Cv. Sub. Nts., 6/1/05 5,000,000 3,937,500 Total Convertible Corporate Bonds and Notes (Cost $9,326,030) ----------- 8,734,815 ================================================================================ Repurchase Agreements--12.5% Repurchase agreement with PaineWebber, Inc., 3.25%, dated 9/28/01, to be repurchased at $135,222,613 on 10/1/01, collateralized by Federal Home Loan Mortgage Corp., 6%-6.50%, 4/1/16-9/1/31, with a value of $79,239,259 and Federal National Mortgage Assn., 6%-6.50%, 4/1/31-6/1/31, with a value of $58,870,626 (Cost $135,186,000) 135,186,000 135,186,000 -------------------------------------------------------------------------------- Total Investments, at Value (Cost $1,137,846,578) 97.2% 1,052,912,888 -------------------------------------------------------------------------------- Other Assets Net of Liabilities 2.8 29,869,007 ------------------------ Net Assets 100.0% $1,082,781,895 ======================== 18 OPPENHEIMER DISCOVERY FUND Footnotes to Statement of Investments 1. Non-income-producing security. 2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2001. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 2001, amounts to $21,009,123. Transactions during the period in which the issuer was an affiliate are as follows:

                             Shares                                    Shares         Unrealized
                      September 30,         Gross        Gross  September 30,       Appreciation
                               2000     Additions   Reductions           2001     (Depreciation)
------------------------------------------------------------------------------------------------

Stocks and Warrants
1-800-FLOWERS.com, Inc.         --      1,742,050           --      1,742,050        $14,996,174
3. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements. 4. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                      Contracts    Expiration     Exercise        Premium     Market Value
                                Subject to Call          Date        Price       Received       See Note 1
----------------------------------------------------------------------------------------------------------

Manugistics Group, Inc.                     200      10/22/01       $22.50        $39,399    $          --
See accompanying Notes to Financial Statements. 19 OPPENHEIMER DISCOVERY FUND STATEMENT OF ASSETS AND LIABILITIES September 30, 2001 ================================================================================ Assets Investments, at value (including repurchase agreement of $135,186,000)--see accompanying statement:

Unaffiliated companies (cost $1,131,833,629)                        $1,031,903,765
Affiliated companies (cost $6,012,949)                                  21,009,123
                                                                    --------------
                                                                     1,052,912,888
----------------------------------------------------------------------------------
Cash                                                                        17,903
----------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                        40,325,683
Shares of beneficial interest sold                                       3,656,436
Interest and dividends                                                     499,861
Other                                                                       10,336
                                                                    --------------
Total assets                                                         1,097,423,107

==================================================================================
Liabilities

Payables and other liabilities:
Investments purchased                                                   11,189,052
Shares of beneficial interest redeemed                                   2,201,616
Distribution and service plan fees                                         757,016
Shareholder reports                                                        226,902
Trustees' compensation                                                     214,669
Transfer and shareholder servicing agent fees                                3,754
Other                                                                       48,203
                                                                    --------------
Total liabilities                                                       14,641,212

==================================================================================
Net Assets                                                          $1,082,781,895
                                                                    ==============

==================================================================================
Composition of Net Assets

Paid-in capital                                                     $1,403,995,869
Accumulated net investment loss                                           (198,265)
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                         (236,121,417)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
currencies                                                             (84,894,292)
                                                                    --------------
Net Assets                                                          $1,082,781,895
                                                                    ==============
20 OPPENHEIMER DISCOVERY FUND

=============================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$754,082,351 and 22,793,512 shares of beneficial interest outstanding)               $33.08
Maximum offering price per share (net asset value plus sales charge of 5.75% of
offering price)                                                                      $35.10
---------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $234,023,456
and 7,682,212 shares of beneficial interest outstanding)                             $30.46
---------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $44,404,166
and 1,427,972 shares of beneficial interest outstanding)                             $31.10
---------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $146,513
and 4,438 shares of beneficial interest outstanding)                                 $33.01
---------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $50,125,409 and 1,475,819 shares of beneficial interest outstanding)   $33.96
See accompanying Notes to Financial Statements. 21 OPPENHEIMER DISCOVERY FUND ================================================================================ STATEMENT OF OPERATIONS For the Year Ended September 30, 2001 Investment Income

Interest                                                              $  10,623,597
-------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $5,453)                    2,736,332
                                                                  -------------------
Total income                                                             13,359,929

=====================================================================================
Expenses

Management fees                                                           9,387,311
-------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                   2,400,977
Class B                                                                   3,160,873
Class C                                                                     563,297
Class N                                                                         306
-------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                   2,834,263
Class B                                                                     901,725
Class C                                                                     162,156
Class N                                                                         201
Class Y                                                                     267,766
-------------------------------------------------------------------------------------
Shareholder reports                                                         721,217
-------------------------------------------------------------------------------------
Custodian fees and expenses                                                  53,885
-------------------------------------------------------------------------------------
Trustees' compensation                                                        3,614
-------------------------------------------------------------------------------------
Other                                                                       140,000
                                                                  -------------------
Total expenses                                                           20,597,591
Less reduction to custodian expenses                                        (51,523)
Less voluntary waiver of transfer and shareholder servicing
agent fees -- Class Y                                                       (49,817)
                                                                  -------------------
Net expenses                                                             20,496,251

=====================================================================================
Net Investment Loss                                                      (7,136,322)

=====================================================================================
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments                                                            (231,166,438)
Closing and expiration of option contracts written                          141,347
Foreign currency transactions                                              (465,092)
                                                                  -------------------
Net realized gain (loss)                                               (231,490,183)

-------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:

Investments                                                            (436,861,661)
Translation of assets and liabilities denominated in foreign
currencies                                                                  (30,588)
                                                                  -------------------
Net change                                                             (436,892,249)
                                                                  -------------------
Net realized and unrealized gain (loss)                                (668,382,432)

=====================================================================================
Net Decrease in Net Assets Resulting from Operations                  $(675,518,754)
                                                                  ===================
See accompanying Notes to Financial Statements. 22 OPPENHEIMER DISCOVERY FUND STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,                                            2001             2000
===========================================================================================
Operations

Net investment income (loss)                            $     (7,136,322) $   (10,818,418)
-------------------------------------------------------------------------------------------
Net realized gain (loss)                                    (231,490,183)     473,571,707
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)        (436,892,249)     145,542,263
                                                        -----------------------------------
Net increase (decrease) in net assets resulting from
operations                                                  (675,518,754)     608,295,552

===========================================================================================
Dividends and/or Distributions to Shareholders
Distributions from net realized gain:

Class A                                                     (247,645,141)     (48,950,971)
Class B                                                      (85,202,046)     (15,499,580)
Class C                                                      (14,908,777)      (1,945,396)
Class N                                                               --               --
Class Y                                                      (16,227,785)      (2,425,868)

===========================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting
from beneficial interest transactions:

Class A                                                      180,806,239      134,098,247
Class B                                                       47,205,449       87,560,981
Class C                                                       16,209,772       29,719,349
Class N                                                          201,715               --
Class Y                                                       10,603,044       34,700,391

===========================================================================================
Net Assets

Total increase (decrease)                                   (784,476,284)     825,552,705
-------------------------------------------------------------------------------------------
Beginning of period                                        1,867,258,179    1,041,705,474
                                                        -----------------------------------
End of period (including accumulated net investment
loss of $198,265 and $250,694, respectively)            $  1,082,781,895 $  1,867,258,179
                                                        ===================================
See accompanying Notes to Financial Statements. 23 OPPENHEIMER DISCOVERY FUND FINANCIAL HIGHLIGHTS

Class A   Year Ended September 30,        2001              2000           1999                1998             1997
=======================================================================================================================
Per Share Operating Data

Net asset value, beginning of period   $  66.77        $    43.26        $  40.12        $    51.72        $    51.19
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment loss                        (.19)             (.32)           (.28)             (.26)             (.08)
Net realized and unrealized gain
(loss)                                   (20.66)            26.72            4.84            (10.37)             4.12
                                       --------------------------------------------------------------------------------
Total income (loss) from
investment operations                    (20.85)            26.40            4.56            (10.63)             4.04
-----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Distributions from net realized gain     (12.84)            (2.89)          (1.42)             (.97)            (3.51)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $  33.08        $    66.77        $  43.26        $    40.12        $    51.72
                                       ================================================================================

=======================================================================================================================
Total Return, at Net Asset Value/1/      (37.01)%           62.15%          11.59%           (20.78)%            9.16%

=======================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in
thousands)                             $754,082        $1,286,298        $750,394        $  945,972        $1,330,172
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)      $988,717        $1,176,289        $875,057        $1,215,780        $1,119,302
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment loss                       (0.31)%           (0.47)%         (0.69)%           (0.51)%          (0.17)%
Expenses                                   1.25%             1.15%           1.31%             1.18%/3/         1.22%/3/
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     155%              224%             73%               82%              69%
1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 2. Annualized for periods of less than one full year. 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. See accompanying Notes to Financial Statements. 24 OPPENHEIMER DISCOVERY FUND

Class B    Year Ended September 30,        2001           2000           1999          1998         1997
==============================================================================================================
Per Share Operating Data

Net asset value, beginning of period    $  62.99       $  41.22       $  38.58       $  50.15     $  50.10
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment loss                         (.29)          (.47)          (.85)          (.55)        (.23)
Net realized and unrealized gain (loss)   (19.40)         25.13           4.91         (10.05)        3.79
                                         ---------------------------------------------------------------------
Total income (loss) from
investment operations                     (19.69)         24.66           4.06         (10.60)        3.56
--------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Distributions from net realized gain      (12.84)         (2.89)         (1.42)          (.97)       (3.51)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $  30.46       $  62.99       $  41.22       $  38.58     $  50.15
                                        ======================================================================

==============================================================================================================
Total Return, at Net Asset Value/1/       (37.48)%        60.95%         10.73%        (21.37)%       8.33%

==============================================================================================================
Ratios/Supplemental Data

Net assets, end of period
(in thousands)                          $234,023       $423,689       $224,710       $265,687     $322,736
--------------------------------------------------------------------------------------------------------------

Average net assets (in thousands)       $315,607       $371,643       $257,146       $319,197     $233,172
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment loss                        (1.07)%        (1.22)%        (1.45)%        (1.27)%      (0.93)%
Expenses                                    2.01%          1.90%          2.07%          1.94%/3/     1.97%/3/
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                      155%           224%            73%            82%          69%
1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 2. Annualized for periods of less than one full year. 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. See accompanying Notes to Financial Statements. 25 OPPENHEIMER DISCOVERY FUND FINANCIAL HIGHLIGHTS Continued

Class C    Year Ended September 30,         2001        2000        1999        1998        1997
====================================================================================================
Per Share Operating Data

Net asset value, beginning of period     $  64.00    $  41.85    $  39.15     $  50.86    $  50.73
-----------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment loss                          (.24)       (.24)       (.85)        (.55)       (.26)
Net realized and unrealized gain (loss)    (19.82)      25.28        4.97       (10.19)       3.90
                                          -----------------------------------------------------------
Total income (loss) from
investment operations                      (20.06)      25.04        4.12       (10.74)       3.64
-----------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Distributions from net realized gain       (12.84)      (2.89)      (1.42)        (.97)      (3.51)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period           $  31.10    $  64.00    $  41.85     $  39.15    $  50.86
                                       ==============================================================

=====================================================================================================
Total Return, at Net Asset Value/1/        (37.47)%     60.95%      10.73%      (21.34)%      8.39%

=====================================================================================================
Ratios/Supplemental Data

Net assets, end of period                $ 44,404    $ 70,140    $ 27,413    $  33,441    $  41,720
(in thousands)
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)        $ 56,301    $ 55,205    $ 31,971    $  40,501    $  26,361
-----------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment loss                         (1.07)%     (1.20)%     (1.45)%      (1.25)%      (0.92)%
Expenses                                     2.01%       1.90%       2.07%        1.92%/3/     1.94%/3/
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                       155%        224%         73%          82%          69%
1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 2. Annualized for periods of less than one full year. 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. See accompanying Notes to Financial Statements. 26 OPPENHEIMER DISCOVERY FUND

                                        Class N                                                                  Class Y
                                         Period                                                                     Year
                                          Ended                                                                    Ended
                                      Sept. 30,                                                                Sept. 30,
                                        2001/1/         2001           2000           1999            1998          1997
================================================================================================================================
Per Share Operating Data

Net asset value, beginning of
period                                  $ 39.11       $  68.06       $  43.92       $  40.63        $  52.17       $  51.44
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
 operations:

Net investment income (loss)               (.13)          (.17)          (.30)          (.17)           (.09)           .02
Net realized and unrealized gain
(loss)                                    (5.97)        (21.09)         27.33           4.88          (10.48)          4.22
                                     -------------------------------------------------------------------------------------------

Total gain (loss) from
investment operations                     (6.10)        (21.26)         27.03           4.71          (10.57)          4.24
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Distributions from net realized
gain                                         --         (12.84)         (2.89)         (1.42)           (.97)         (3.51)
--------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period          $ 33.01       $  33.96       $  68.06       $  43.92        $  40.63       $  52.17
                                     ===========================================================================================

================================================================================================================================
Total Return, at Net Asset Value/2/      (15.60)%       (36.88)%        62.68%         11.82%         (20.47)%         9.50%

================================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in
thousands)                              $   147       $ 50,125       $ 87,131       $ 39,189       $  39,664       $ 45,112
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)       $   105       $ 64,264       $ 76,635       $ 40,649       $  44,859       $ 34,811
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income (loss)              (0.93)%        (0.13)%        (0.11)%        (0.48)%         (0.15)%         0.15%
Expenses                                   1.55%          1.14%          0.80%          1.11%           0.81%/4/       0.89%/4/
Expenses, net of voluntary waiver
of transfer agent fees                      N/A           1.06%           N/A            N/A              N/A            N/A
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     155%           155%           224%            73%             82%            69%
1. For the period from March 1, 2001 (inception of offering) to September 30, 2001. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year. 4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. See accompanying Notes to Financial Statements. 27 OPPENHEIMER DISCOVERY FUND NOTES TO FINANCIAL STATEMENTS ================================================================================ 1. Significant Accounting Policies Oppenheimer Discovery Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund. -------------------------------------------------------------------------------- Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value). -------------------------------------------------------------------------------- Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations. 28 OPPENHEIMER DISCOVERY FUND -------------------------------------------------------------------------------- Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited. -------------------------------------------------------------------------------- Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class. -------------------------------------------------------------------------------- Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of September 30, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows: Expiring ------------------------- 2009 $12,201,695 As of September 30, 2001, the Fund had approximately $219,977,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010. Additionally, the Fund had approximately $14,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following year, such losses will expire. -------------------------------------------------------------------------------- Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 2001, the Fund's projected benefit obligations were decreased by $40,729 and payments of $11,700 were made to retired trustees, resulting in an accumulated liability of $200,421 as of September 30, 2001. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. 29 OPPENHEIMER DISCOVERY FUND NOTES TO FINANCIAL STATEMENTS Continued ================================================================================ 1. Significant Accounting Policies Continued Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. -------------------------------------------------------------------------------- Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $7,269,736, a decrease in accumulated net investment loss of $7,188,751, and a decrease in accumulated net realized loss on investments of $80,985. Net assets of the Fund were unaffected by the reclassifications. -------------------------------------------------------------------------------- Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned. -------------------------------------------------------------------------------- Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. -------------------------------------------------------------------------------- Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. 30 OPPENHEIMER DISCOVERY FUND 2. Shares of Beneficial Interest The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                    Year Ended September 30, 2001/1/                Year Ended September 30, 2000
                                      Shares                  Amount               Shares                  Amount
--------------------------------------------------------------------------------------------------------------------
Class A

Sold                             10,546,587           $   449,042,087           10,572,195         $   700,492,924
Dividends and/or
distributions reinvested          4,648,068               219,993,180              835,171              47,755,057
Redeemed                        (11,667,054)             (488,229,028)          (9,489,580)           (614,149,734)
                               -------------------------------------------------------------------------------------
Net increase (decrease)           3,527,601           $   180,806,239            1,917,786         $   134,098,247
                               =====================================================================================

--------------------------------------------------------------------------------------------------------------------
Class B

Sold                              1,894,877           $    77,075,225            3,332,677         $   214,014,951
Dividends and/or
distributions reinvested          1,847,357                81,043,513              279,543              15,170,839
Redeemed                         (2,786,546)             (110,913,289)          (2,336,781)           (141,624,809)
                               -------------------------------------------------------------------------------------
Net increase (decrease)             955,688           $    47,205,449            1,275,439         $    87,560,981
                               =====================================================================================

--------------------------------------------------------------------------------------------------------------------
Class C

Sold                              1,258,638           $    52,853,935            1,784,337         $   112,381,786
Dividends and/or
distributions reinvested            304,319                13,627,416               34,336               1,893,313
Redeemed                         (1,230,937)              (50,271,579)          (1,377,721)            (84,555,750)
                               -------------------------------------------------------------------------------------
Net increase (decrease)             332,020           $    16,209,772              440,952         $    29,719,349
                               =====================================================================================

--------------------------------------------------------------------------------------------------------------------
Class N

Sold                                 10,481           $       421,600                   --         $            --
Dividends and/or
distributions reinvested                 --                        --                   --                      --
Redeemed                             (6,043)                 (219,885)                  --                      --
                               -------------------------------------------------------------------------------------
Net increase (decrease)               4,438           $       201,715                   --         $            --
                               =====================================================================================

--------------------------------------------------------------------------------------------------------------------
Class Y

Sold                                868,788           $    38,187,299            1,639,835         $   118,744,235
Dividends and/or
distributions reinvested            334,869                16,227,784               41,732               2,425,868
Redeemed                         (1,008,092)              (43,812,039)          (1,293,525)            (86,469,712)
                               -------------------------------------------------------------------------------------
Net increase (decrease)             195,565           $    10,603,044              388,042         $    34,700,391
                               =====================================================================================
1. For the year ended September 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to September 30, 2001, for Class N shares. 31 OPPENHEIMER DISCOVERY FUND NOTES TO FINANCIAL STATEMENTS Continued 3. Purchases and Sales of Securities The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2001, were $1,950,066,490 and $2,074,694,139, respectively. As of September 30, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,141,775,103 was: Gross unrealized appreciation $ 113,792,538 Gross unrealized depreciation (202,654,753)

Net unrealized appreciation (depreciation) $ (88,862,215) ================ -------------------------------------------------------------------------------- 4.Fees and Other Transactions with Affiliates Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets in excess of $1.5 billion. The Fund's management fee for the year ended September 30, 2001, was an annualized rate of 0.66%. -------------------------------------------------------------------------------- Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed-upon per account fee. Effective January 1, 2001, OFS has voluntarily undertaken to waive a portion of its transfer agent fee for Class Y shares, whereby the class pays a fee not to exceed 0.25% of average net assets. -------------------------------------------------------------------------------- Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                          Aggregate         Class A      Commissions      Commissions      Commissions       Commissions
                          Front-End       Front-End       on Class A       on Class B       on Class C        on Class N
                      Sales Charges   Sales Charges           Shares           Shares           Shares            Shares
                         on Class A     Retained by      Advanced by      Advanced by      Advanced by       Advanced by
Year Ended                   Shares     Distributor   Distributor/1/   Distributor/1/   Distributor/1/    Distributor/1/
-------------------------------------------------------------------------------------------------------------------------

September 30, 2001   $1,691,724            $467,040          $198,832      $1,425,937        $126,710            $1,912
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                 Class A                 Class B                  Class C                  Class N
                     Contingent Deferred     Contingent Deferred      Contingent Deferred      Contingent Deferred
                           Sales Charges           Sales Charges            Sales Charges            Sales Charges
                                Retained                Retained                 Retained                 Retained
Year Ended                by Distributor          by Distributor           by Distributor           by Distributor
-------------------------------------------------------------------------------------------------------------------------

September 30, 2001               $17,185               $472,334                  $17,653                     $793
The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. 32 OPPENHEIMER DISCOVERY FUND Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. -------------------------------------------------------------------------------- Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2001, payments under the Class A plan totaled $2,400,977, all of which were paid by the Distributor to recipients, and included $178,310 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. -------------------------------------------------------------------------------- Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees paid to the Distributor for the year ended September 30, 2001, were as follows:

                                                                                 Distributor's
                                                              Distributor's          Aggregate
                                                                  Aggregate       Unreimbursed
                                                Amount         Unreimbursed      Expenses as %
                   Total Payments          Retained by             Expenses      of Net Assets
                       Under Plan          Distributor           Under Plan           of Class
------------------------------------------------------------------------------------------------

Class B Plan           $3,160,873           $2,511,302           $6,663,594               2.85%
Class C Plan              563,297              177,000              796,818               1.79
Class N Plan                  306                  280                3,098               2.11
33 OPPENHEIMER DISCOVERY FUND NOTES TO FINANCIAL STATEMENTS Continued ================================================================================ 5. Foreign Currency Contracts A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation. The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations. ================================================================================ 6. Option Activity The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium 34 OPPENHEIMER DISCOVERY FUND ================================================================================ 6. Option Activity Continued whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Written option activity for the year ended September 30, 2001, was as follows:

                                                                       Call Options
                                                ------------------------------------
                                                Number of                 Amount of
                                                Contracts                  Premiums
------------------------------------------------------------------------------------

Options outstanding as of September 30, 2000           --                 $      --
Options written                                     1,200                   180,746
Options closed or expired                          (1,000)                 (141,347)
                                                ------------------------------------
Options outstanding as of September 30, 2001          200                 $  39,399
                                                ====================================
================================================================================ 7. Illiquid or Restricted Securities As of September 30, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2001, was $21,866,028, which represents 2.02% of the Fund's net assets, of which $14,778,528 is considered restricted. Information concerning restricted securities is as follows:

                                                                                                                    Unrealized
                                        Acquisition                                    Valuation as of            Appreciation
Security                                      Dates                    Cost             Sept. 30, 2001           (Depreciation)
--------------------------------------------------------------------------------------------------------------------------------

Candescent Technologies Corp.,
$2.50 Cv., Series D, Vtg.                   3/31/95              $3,000,000                $       --              $(3,000,000)
--------------------------------------------------------------------------------------------------------------------------------
Candescent Technologies Corp.,
Sr. Exchangeable, Series E, Vtg.            4/24/96               1,500,000                        --               (1,500,000)
--------------------------------------------------------------------------------------------------------------------------------
Candescent Technologies Corp.,
Sr. Exchangeable, Series F, Vtg.            6/11/97               4,400,000                        --               (4,400,000)
--------------------------------------------------------------------------------------------------------------------------------
DOV Pharmaceutical, Inc., $10 Cv.,
Series D                                    8/30/01               3,000,000                 3,000,000                       --
--------------------------------------------------------------------------------------------------------------------------------
Guilford Pharmaceuticals, Inc.              9/12/01               4,925,000                 2,044,875               (2,880,125)
--------------------------------------------------------------------------------------------------------------------------------
Pharmaceutical Resources, Inc.              8/27/01               7,738,200                 9,733,653                1,995,453
35 OPPENHEIMER DISCOVERY FUND NOTES TO FINANCIAL STATEMENTS Continued ================================================================================ 8. Bank Borrowings The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The Fund had no borrowings outstanding during the year ended or at September 30, 2001. 36 OPPENHEIMER DISCOVERY FUND

Appendix A

Industry Classifications ------------------------ Aerospace/Defense Food and Drug Retailers Air Transportation Gas Utilities Asset-Backed Health Care/Drugs Auto Parts and Equipment Health Care/Supplies & Services Automotive Homebuilders/Real Estate Bank Holding Companies Hotel/Gaming Banks Industrial Services Beverages Information Technology Broadcasting Insurance Broker-Dealers Leasing & Factoring Building Materials Leisure Cable Television Manufacturing Chemicals Metals/Mining Commercial Finance Nondurable Household Goods Communication Equipment Office Equipment Computer Hardware Oil - Domestic Computer Software Oil - International Conglomerates Paper Consumer Finance Photography Consumer Services Publishing Containers Railroads & Truckers Convenience Stores Restaurants Department Stores Savings & Loans Diversified Financial Shipping Diversified Media Special Purpose Financial Drug Wholesalers Specialty Printing Durable Household Goods Specialty Retailing Education Steel Electric Utilities Telecommunications - Long Distance Electrical Equipment Telephone - Utility Electronics Textile, Apparel & Home Furnishings Energy Services Tobacco Entertainment/Film Trucks and Parts Environmental Wireless Services Food

Appendix B

OppenheimerFunds Special Sales Charge Arrangements and Waivers In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the “Distributor”), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds. For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, (2) non-qualified deferred compensation plans, (3) employee benefit plans3 (4) Group Retirement Plans4 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the “Transfer Agent”) of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the “Manager”). Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request. I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).         There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under “Class A Contingent Deferred Sales Charge.”5 This waiver provision applies to: - Purchases of Class A shares aggregating $1 million or more.
Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001.

- Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made: (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(2)	by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

 	- Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

(1)	The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. (“Merrill Lynch”) on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. (“MLIM”), that are made available under a Service Agreement between Merrill Lynch and the mutual fund’s principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as “Applicable Investments”).

(2)	The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

(3)	The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion

(4) manager).
 	- Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before March 1, 2001.

II. Waivers of Class A Sales Charges of Oppenheimer Funds A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases): - The Manager or its affiliates.
Present or former officers, directors, trustees and employees (and their “immediate families”) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser’s own account (or for the benefit of such employee’s spouse or minor children).

Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

        - “Rabbi trusts” that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

        - Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

A unit investment trust that has entered into an appropriate agreement with the Distributor. - Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the
 	Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
 	Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker’s customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.

        - Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
 	- To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to “Shareholder Account Rules and Policies,” in the applicable fund Prospectus).

        - For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)	Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established.

(2) To return excess contributions. (3) To return contributions made due to a mistake of fact. (4) Hardship withdrawals, as defined in the plan.6         (5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code. (6) To meet the minimum distribution requirements of the Internal Revenue Code. (7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. (8) For loans to participants or beneficiaries. (9) Separation from service.7
(10)	Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

(11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
 	- For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below. A. Waivers for Redemptions in Certain Cases. The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases: - Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan’s first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.

- Distributions6 from Retirement Plans or other employee benefit plans for any of the following purposes: (1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund. (2) To return excess contributions made to a participant's account. (3) To return contributions made due to a mistake of fact. (4) To make hardship withdrawals, as defined in the plan.7
(5)	To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

(6) To meet the minimum distribution requirements of the Internal Revenue Code. (7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. (8) For loans to participants or beneficiaries.8 (9) On account of the participant's separation from service.9
(10)	Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

(11)	Distributions made on account of a plan termination or “in-service” distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

(12)	For distributions from a participant’s account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account’s value, adjusted annually.

 	(13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account’s value, adjusted annually.

 	(14) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

        - Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually. B. Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: - Shares sold to the Manager or its affiliates.
Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

- Shares issued in plans of reorganization to which the Fund is a party.
Shares sold to present or former officers, directors, trustees or employees (and their “immediate families” as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include: Oppenheimer Quest Value Fund, Inc. Oppenheimer Small Cap Value Fund Oppenheimer Quest Balanced Value Fund Oppenheimer Quest Global Value Fund, Inc. Oppenheimer Quest Opportunity Value Fund         These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995: Quest for Value U.S. Government Income Fund Quest for Value New York Tax-Exempt Fund Quest for Value Investment Quality Income Fund Quest for Value National Tax-Exempt Fund Quest for Value Global Income Fund Quest for Value California Tax-Exempt Fund         All of the funds listed above are referred to in this Appendix as the “Former Quest for Value Funds.” The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either: - acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or         - purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995. A. Reductions or Waivers of Class A Sales Charges.         - - Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders. Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of “Associations” formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. ------------------------------ ---------------------------- ---------------------------- ---------------------------- Number of Eligible Employees Initial Sales Charge as a Initial Sales Charge as a Concession as % of or Members % of Offering Price % of Net Amount Invested Offering Price ------------------------------ ---------------------------- ---------------------------- ---------------------------- ------------------------------ ---------------------------- ---------------------------- ---------------------------- 9 or Fewer 2.50% 2.56% 2.00% ------------------------------ ---------------------------- ---------------------------- ---------------------------- ------------------------------ ---------------------------- ---------------------------- ---------------------------- At least 10 but not more 2.00% 2.04% 1.60% than 49 ------------------------------ ---------------------------- ---------------------------- ----------------------------         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund’s Prospectus.         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund’s Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.         - - Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
 	- Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

- Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.         - - Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law. B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.         - - Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
 	- withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and - liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

        - - Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: - redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and - liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

        A shareholder’s account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption. V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of

Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section): Oppenheimer U. S. Government Trust, Oppenheimer Bond Fund, Oppenheimer Value Fund and Oppenheimer Disciplined Allocation Fund are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the “Former Connecticut Mutual Funds”) on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds: Connecticut Mutual Liquid Account Connecticut Mutual Total Return Account Connecticut Mutual Government Securities Account CMIA LifeSpan Capital Appreciation Account Connecticut Mutual Income Account CMIA LifeSpan Balanced Account Connecticut Mutual Growth Account CMIA Diversified Income Account A. Prior Class A CDSC and Class A Sales Charge Waivers.         - Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the “prior Class A CDSC”). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first). Those shareholders who are eligible for the prior Class A CDSC are:
(1)	persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund’s policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

(2)	persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

        Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.         - Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
(1)	any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

(2)	any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

(3) Trustees of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families; (4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5)	one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

(6)	an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

 	Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

        Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund. B. Class A and Class B Contingent Deferred Sales Charge Waivers. In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder; (2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code; (3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified
 	under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

(4) as tax-free returns of excess contributions to such retirement or employee benefit plans; (5) in whole or in part, in connection with shares sold to any state, county, or city, or any
 	instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

(6)	in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8)	in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

(9)	as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund’s Declaration of Trust, or as adopted by the Board of Trustees of the Fund.

VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc. Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%. VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities

Fund

Oppenheimer Convertible Securities Fund (referred to as the “Fund” in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund’s then-existing Class A and were permitted to purchase those shares at net asset value without sales charge: - the Manager and its affiliates, present or former officers, directors, trustees and employees (and their “immediate families” as defined in the Fund’s Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees, registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund’s prior investment advisor or distributor for that purpose,

dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications, dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund’s shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

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Oppenheimer Discovery Fund

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Internet Website:

WWW.OPPENHEIMERFUNDS.COM ------------------------ Investment Adviser OppenheimerFunds, Inc. 498 Seventh Avenue New York, New York 10018

Distributor

OppenheimerFunds Distributor, Inc. 498 Seventh Avenue New York, NY 10018

Transfer Agent

OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217 1-800-525-7048 Custodian Bank Citibank, N.A. 399 Park Avenue New York, New York 10043

Independent Auditors

KPMG LLP 707 Seventeenth Street Denver, Colorado 80202

Legal Counsel

Mayer, Brown, & Platt 1675 Broadway New York, New York 10019

PX500.0802

__________

1 Mr. Murphy is
not a Trustee of Oppenheimer California Municipal Fund. 1 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund. 2 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund’s Early
Withdrawal Charges and references to “redemptions” mean
“repurchases” of shares.

3 An “employee benefit
plan” means any plan or arrangement, whether or not it is
“qualified” under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

4 The term “Group
Retirement Plan” means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term
“Group Retirement Plan” also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an
Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

5 However, that
concession will not be paid on purchases of shares in amounts of $1million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more
Oppenheimer funds held by the Plan for more than one year. 6 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

7 This provision does not apply to IRAs.
8 This provision does not apply to loans from 403(b)(7) custodial plans.
9 This provision
does not apply to 403(b)(7) custodial plans if the participant is less than age
55, nor to IRAs.